                                                        FILED UNDER RULE 497(b),
                                               SECURITIES ACT FILE NO. 333-88628

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                             GLOBAL TECHNOLOGY FUND

                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                             ATLANTA, GEORGIA 30326
                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             ---------------------

Dear Shareholders:

     Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of the Global Technology Fund, a series of The Enterprise Group of Funds, Inc. (the "Enterprise Funds") will be held at 3 p.m. Eastern time on August 16, 2002, at the offices of the Enterprise Funds, Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, for the following purposes:

          1. To approve an Agreement and Plan of Reorganization whereby all of the assets of the Global Technology Fund series of the Enterprise Funds will be transferred to the Technology Fund*, a separate series of the Enterprise Funds, in exchange for shares of the Technology Fund and the Technology Fund's assumption of all of the liabilities, if any, of the Global Technology Fund.

          2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only shares of the Global Technology Fund of record at the close of business on May 16, 2002 are entitled to notice of and to vote at this Meeting or any adjournment thereof.

                                          Catherine R. McClellan
                                          Secretary


Dated: June 24, 2002


* Currently named Internet Fund, to be renamed Technology Fund effective August 21, 2002.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED RESPECTIVE FORM OF PROXY AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR THAT PURPOSE. ALTERNATIVELY, YOU MAY VOTE YOUR SHARES BY CALLING A SPECIALLY DESIGNATED TELEPHONE NUMBER ON THE PROXY CARD OR VIA THE INTERNET WEB SITE ON THE PROXY CARD. EACH OF THE ENCLOSED PROXIES IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     THE BOARD OF DIRECTORS OF THE ENTERPRISE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE GLOBAL TECHNOLOGY FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION THAT IS THE SUBJECT OF THIS PROXY.

                       SPECIAL MEETING OF SHAREHOLDERS OF

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                             GLOBAL TECHNOLOGY FUND


                                 JUNE 24, 2002


                         PROSPECTUS OF TECHNOLOGY* FUND

   ATLANTA FINANCIAL CENTER / 3343 PEACHTREE ROAD, N.E., SUITE 450 / ATLANTA,
                         GEORGIA 30326 / 1-800-368-3527

                             ---------------------

                         PROSPECTUS AND PROXY STATEMENT

                             ---------------------

    This Prospectus and Proxy Statement is furnished to you because you are a shareholder of the Global Technology Fund. This Fund is holding a Special Meeting of Shareholders (the "Meeting") on August 16, 2002 to consider the proposals described in this Prospectus and Proxy Statement.

    The Board of Directors of The Enterprise Group of Funds, Inc. (the "Enterprise Funds") is seeking your approval of a transaction involving your Fund. Under the proposal, the Global Technology Fund would reorganize with the Technology Fund, another series of Enterprise Funds. If you approve this reorganization, you will become a shareholder of the Technology Fund.

    The Global Technology and Technology Funds are sometimes collectively referred to herein as the "Funds" and, after the Reorganization (defined below), are sometimes referred to as the "Combined Fund."

    This Prospectus and Proxy Statement serves as a prospectus of the Technology Fund under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of shares to you pursuant to the terms of the reorganization.

    Enterprise Funds is an open-end series management investment company organized as a Maryland corporation.

    Documents containing information about the Funds have been filed with the Securities and Exchange Commission (the "Commission"). These other documents are available without charge by writing to the address or calling the toll free number set forth below.

    These documents are:

    - The prospectus relating to each series of the Enterprise Funds, dated April 1, 2002 (the "Enterprise Funds Prospectus").

    - A statement of additional information relating to each series of the Enterprise Funds, dated April 1, 2002 (the "Enterprise Funds Statement").

    - The Annual Report to Shareholders of each series of Enterprise Funds for the year ended December 31, 2001.


    This Prospectus and Proxy Statement sets forth concisely the information about the Technology Fund that you should know before considering the reorganization and should be retained for future reference. Additional information contained in a statement of additional information relating to this Prospectus and Proxy Statement (the "Statement of Additional Information") is on file with the Commission. The Statement of Additional Information is available without charge, upon request by calling the toll free number set forth below or by writing Enterprise Funds at the address set forth below. The Statement of Additional Information dated June 24, 2002 is incorporated by reference into this Prospectus and Proxy Statement.


    The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, the Enterprise Funds Prospectus, Enterprise Funds Statement, other material incorporated by reference and other information regarding the Funds.

    The address of the principal executive offices of Enterprise Funds is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, the telephone number is 1-800-368-3527 and the Web address is www.enterprisefunds.com.

* Currently named Internet Fund, to be renamed Technology Fund effective August 21, 2002.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS AND PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ---------------------


        THE DATE OF THIS PROSPECTUS AND PROXY STATEMENT IS JUNE 24, 2002

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Table of Contents...........................................     i
Synopsis....................................................     1
  General...................................................     1
  The Proposed Reorganization...............................     1
  Reasons for the Reorganizations...........................     1
  Fee Tables................................................     3
  Comparison of the Funds...................................     5
  Purchases and Redemptions.................................     7
  Exchange Privileges.......................................     8
  Dividends and Distributions...............................     8
  Federal Tax Consequences of Proposed Reorganization.......     8
Principal Risk Factors......................................     9
The Proposed Transactions...................................     9
  General...................................................     9
  Terms of the Plan.........................................    10
  Reasons for the Reorganization Considered by the Board....    11
  Federal Income Tax Considerations.........................    12
  Certain Other Comparative Information About the Funds.....    13
     Capitalization.........................................    13
     Shareholder Meetings and Voting Rights.................    13
  Pro Forma Capitalization..................................    14
Information About the Global Technology and Technology
  Funds.....................................................    15
  Investment Objectives and Investment Strategies...........    15
  Performance...............................................    21
  Investment Advisor and Fund Manager.......................    29
  Shares....................................................    29
  Financial Highlights......................................    42
  Additional Information....................................    44
Voting Information..........................................    44
Shareholders' Proposals.....................................    45
APPENDIX A -- Agreement And Plan Of Reorganization

                                    SYNOPSIS
                             ---------------------

     The following synopsis is a summary of certain information contained elsewhere in this Prospectus and Proxy Statement, including documents incorporated by reference, as well as in the Agreement and Plan of Reorganization relating to the Global Technology Fund and Technology Fund (the "Plan"). This Synopsis is qualified by reference to the more complete information contained herein and in the form of the Plan, attached hereto as Appendix A. Shareholders should read the entire Prospectus and Proxy Statement carefully.

GENERAL


     This Prospectus and Proxy Statement is furnished by the Board of Directors of the Enterprise Funds in connection with the solicitation of Proxies for use at the Meeting to be held at 3 p.m. on August 16, 2002, at Enterprise Funds, Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. The approximate mailing date of this Prospectus and Proxy Statement is June 28, 2002.


     Approval of the Plan will require the favorable vote of a majority of the shares of the Global Technology Fund represented at the meeting and entitled to vote. The Global Technology Fund will vote together and not by separate class. Approval of the Plan by the shareholders of the Technology Fund is not required and the foregoing plans are not being submitted for their approval.

THE PROPOSED REORGANIZATION

     If shareholders of the Global Technology Fund approve the transaction through which all of the assets of the Global Technology Fund will be acquired by the Technology Fund, and shareholders of the Global Technology Fund will become shareholders of the Technology Fund (the "Reorganization") and the Reorganization takes place:

     - The Technology Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Global Technology Fund;

     - Shareholders of the Global Technology Fund will become shareholders of the Technology Fund;

     - Shareholders holding Class A, Class B, Class C and Class Y shares of the Global Technology Fund will receive Class A, Class B, Class C and Class Y shares, respectively, of the Technology Fund (the "Corresponding Shares"); and

     - Corresponding Shares received by shareholders of the Global Technology Fund will have the same aggregate net asset value as the shares of the Global Technology Fund held immediately prior to the Reorganization.

     No sales charges will be imposed on the Corresponding Shares issued in connection with the Reorganization. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code").

REASONS FOR THE REORGANIZATIONS

     On May 16, 2002, the Board of Directors of Enterprise Funds (the "Board") approved the Reorganization, subject to shareholder approval. The Board, including a majority of the Board who are not "interested persons," within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), of Enterprise Funds ("Independent Directors"), has determined that the Reorganization is in the best interest of the Global Technology Fund and its shareholders. In addition, the Board, including a majority of the Independent Directors, has determined that the interests of existing shareholders of the Global Technology Fund will not be diluted as a result of effecting the Reorganization because each such shareholder will receive Corresponding Shares of the Technology Fund having an aggregate net asset value equal to the aggregate net asset value of his or her shares of the Global Technology Fund outstanding as of the Valuation Time (as defined in the Plan). Although, as a result of the Reorganization, a shareholder of the Global

Technology Fund may receive Corresponding Shares which represent a smaller percentage of ownership in the Technology Fund than he or she held in the Global Technology Fund prior to the Reorganization, the total dollar value of the shares will be the same.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN. THE BOARD HAS BASED THIS RECOMMENDATION ON ITS CONSIDERATION OF THE PRINCIPAL REASONS UNDERLYING THE REORGANIZATION, INCLUDING THE FOLLOWING:

     - THE FACT THAT FOLLOWING THE REORGANIZATION, SHAREHOLDERS OF THE GLOBAL TECHNOLOGY FUND WOULD REMAIN INVESTED IN A MUTUAL FUND HAVING THE SAME INVESTMENT OBJECTIVE AND SIMILAR INVESTMENT POLICIES AND STRATEGIES;

     - THE FACT THAT FOLLOWING THE REORGANIZATION, THE TECHNOLOGY FUND WHICH IS CURRENTLY NAMED THE INTERNET FUND, WILL CHANGE ITS NAME TO THE TECHNOLOGY FUND AND LIKE THE GLOBAL TECHNOLOGY FUND, WILL INVEST PRIMARILY IN COMPANIES ENGAGED IN TECHNOLOGY AND TECHNOLOGY-RELATED INDUSTRIES, INCLUDING INTERNET AND INTRANET RELATED INDUSTRIES;

     - THE FEES AND EXPENSES OF THE GLOBAL TECHNOLOGY FUND, THE TECHNOLOGY FUND AND THE COMBINED FUND;

     - THE EXPENSE REIMBURSEMENT ARRANGEMENTS CURRENTLY IN PLACE AND THE POSSIBILITY THAT THEY WILL BE CHANGED OR TERMINATED;

     - POTENTIAL BENEFITS TO SHAREHOLDERS LIKELY TO RESULT FROM THE REORGANIZATION, SUCH AS THE POTENTIAL FOR REDUCED OPERATING EXPENSES OVER TIME DUE TO ECONOMIES OF SCALE; AND

     - THE FACT THAT THE REORGANIZATION WILL NOT RESULT IN DILUTION OF THE INTERESTS OF GLOBAL TECHNOLOGY FUND SHAREHOLDERS.

FOR A MORE DETAILED DISCUSSION OF THE FACTORS CONSIDERED BY THE BOARD IN APPROVING THE REORGANIZATION, SEE "REASONS FOR THE REORGANIZATION CONSIDERED BY THE BOARD" BELOW.

     If all of the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the closing of the Reorganization will occur during the third calendar quarter of 2002, provided that Enterprise Funds has obtained prior to that time an opinion of PricewaterhouseCoopers LLP ("PWC"), independent auditors of Enterprise Funds, concerning the tax consequences of the Reorganization as set forth in the Plan. The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Global Technology Fund, at any time prior to the Closing Date (as defined herein), (i) by approval of the Board; (ii) by the Global Technology Fund if any condition to the Global Technology Fund's obligations has not been fulfilled or waived; or (iii) by the Technology Fund if any condition to the Technology Fund's obligations has not been fulfilled or waived.

                                   FEE TABLES

     Actual Fee Tables for shareholders of the Global Technology Fund and the Technology Fund and Pro Forma Fee Table for the Combined Technology Fund (as of December 31, 2001).


  Global Technology and Technology Funds and Pro Forma Combined Technology Fund


SHAREHOLDER FEES                                          CLASS A   CLASS B     CLASS C     CLASS Y
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                 SHARES    SHARES      SHARES      SHARES
-----------------------------------------                 -------   -------     -------     -------
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)(1)......................   4.75%      None       1.00%       None
Maximum Deferred Sales Charge (Load) (as a percentage of
  net asset value)......................................    None     5.00%(2)    1.00%(3)    None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.............................................    None      None        None       None

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information" in the Enterprise Funds' Prospectus.
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information" in the Enterprise Funds' Prospectus.
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information" in the Enterprise Funds' Prospectus.

     Annual Fund Operating Expenses

     Global Technology Fund and Technology Fund


                                                                                          PRO FORMA COMBINED*
ANNUAL FUND OPERATING EXPENSES             GLOBAL TECHNOLOGY FUND     TECHNOLOGY FUND       TECHNOLOGY FUND
(PAID INDIRECTLY IF YOU HOLD FUND SHARES)      CLASS A SHARES         CLASS A SHARES        CLASS A SHARES
-----------------------------------------  ----------------------     ---------------     -------------------
Investment Advisory Fees..............              1.00%                   1.00%                 1.00%
Distribution and Service (12b-1)
  Fees(1).............................              0.45%                   0.45%                 0.45%
Other Expenses........................              1.20%                   0.66%                 0.66%
                                                   -----                   -----                 -----
Total Annual Fund Operating
  Expenses............................              2.65%                   2.11%                 2.11%
                                                   -----                   -----                 -----
Less Expense Reimbursements(2)........             (0.75%)                 (0.21%)               (0.21%)
Net Annual Fund Operating Expenses....              1.90%                   1.90%                 1.90%
                                                   =====                   =====                 =====


                                                                                          PRO FORMA COMBINED*
ANNUAL FUND OPERATING EXPENSES             GLOBAL TECHNOLOGY FUND     TECHNOLOGY FUND       TECHNOLOGY FUND
(PAID INDIRECTLY IF YOU HOLD FUND SHARES)      CLASS B SHARES         CLASS B SHARES        CLASS B SHARES
-----------------------------------------  ----------------------     ---------------     -------------------
Investment Advisory Fees..............              1.00%                   1.00%                 1.00%
Distribution and Service (12b-1)
  Fees(1).............................              1.00%                   1.00%                 1.00%
Other Expenses........................              1.20%                   0.66%                 0.66%
                                                   -----                   -----                 -----
Total Annual Fund Operating
  Expenses............................              3.20%                   2.66%                 2.66%
                                                   -----                   -----                 -----
Less Expense Reimbursements(2)........             (0.75%)                 (0.21%)               (0.21%)
Net Annual Fund Operating Expenses....              2.45%                   2.45%                 2.45%
                                                   =====                   =====                 =====

                                                                                          PRO FORMA COMBINED*
ANNUAL FUND OPERATING EXPENSES             GLOBAL TECHNOLOGY FUND     TECHNOLOGY FUND       TECHNOLOGY FUND
(PAID INDIRECTLY IF YOU HOLD FUND SHARES)      CLASS C SHARES         CLASS C SHARES        CLASS C SHARES
-----------------------------------------  ----------------------     ---------------     -------------------
Investment Advisory Fees..............              1.00%                   1.00%                 1.00%
Distribution and Service (12b-1)
  Fees(1).............................              1.00%                   1.00%                 1.00%
Other Expenses........................              1.19%                   0.66%                 0.66%
                                                   -----                   -----                 -----
Total Annual Fund Operating
  Expenses............................              3.19%                   2.66%                 2.66%
                                                   -----                   -----                 -----
Less Expense Reimbursements(2)........             (0.74%)                 (0.21%)               (0.21%)
Net Annual Fund Operating Expenses....              2.45%                   2.45%                 2.45%
                                                   =====                   =====                 =====

                                                                                          PRO FORMA COMBINED*
ANNUAL FUND OPERATING EXPENSES             GLOBAL TECHNOLOGY FUND     TECHNOLOGY FUND       TECHNOLOGY FUND
(PAID INDIRECTLY IF YOU HOLD FUND SHARES)      CLASS Y SHARES         CLASS Y SHARES        CLASS Y SHARES
-----------------------------------------  ----------------------     ---------------     -------------------
Investment Advisory Fees..............              1.00%                   1.00%                 1.00%
Distribution and Service (12b-1)
  Fees(1).............................              none                    none                  none
Other Expenses........................              1.20%                   0.66%                 0.66%
                                                   -----                   -----                 -----
Total Annual Fund Operating Expenses..              2.20%                   1.66%                 1.66%
                                                   =====                   =====                 =====
Less Expense Reimbursements(2)........             (0.75%)                 (0.21%)               (0.21%)
Net Annual Fund Operating Expenses....              1.45%                   1.45%                 1.45%
                                                   =====                   =====                 =====

---------------

  * The expenses for the Combined Fund represent the estimated Annualized expenses assuming the Reorganization had been completed as of December 31, 2001.
(1) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(2) Enterprise Capital Management, Inc. (the "Adviser") has entered into contractual arrangements with the Global Technology and Technology Funds, as necessary, to assure that net annual fund operating expenses incurred by each Fund will not exceed the following: Class A 1.90%; Class B 2.45%; Class C 2.45%; and Class Y 1.45%. This arrangement is renewable from year to year. The contractual arrangement will continue with respect to the Combined Fund after the Reorganization.

     The examples set forth below show the expenses that an investor in each of the Global Technology Fund and Technology Fund, as well as in the Combined Fund on a pro forma basis (estimated) would pay on a $10,000 investment, based upon the expense ratios and pro forma ratios set forth above.

     The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your approximate costs of investing $10,000 in a Fund would be:

EXAMPLE                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                                 ------   -------   -------   --------
If you redeem your shares at the end of the period:
  Global Technology Fund:
     Class A..........................................   $659    $1,192    $1,750     $3,264
     Class B..........................................   $748    $1,316    $1,809     $3,325
     Class C..........................................   $445    $1,005    $1,689     $3,509
     Class Y..........................................   $148    $  616    $1,111     $2,475
  Technology Fund:
     Class A..........................................   $659    $1,085    $1,537     $2,785
     Class B..........................................   $748    $1,207    $1,591     $2,845
     Class C..........................................   $445    $  898    $1,477     $3,048
     Class Y..........................................   $148    $  503    $  882     $1,948

EXAMPLE                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                                 ------   -------   -------   --------
  Pro Forma Technology Combined Fund:
     Class A..........................................   $659    $1,085    $1,537     $2,785
     Class B..........................................   $748    $1,207    $1,591     $2,845
     Class C..........................................   $445    $  898    $1,477     $3,048
     Class Y..........................................   $148    $  503    $  882     $1,948
If you do not redeem your shares:
  Global Technology Fund:
     Class A..........................................   $659    $1,192    $1,750     $3,264
     Class B..........................................   $248    $  916    $1,609     $3,325
     Class C..........................................   $346    $1,005    $1,689     $3,509
     Class Y..........................................   $148    $  616    $1,111     $2,475
  Technology Fund:
     Class A..........................................   $659    $1,085    $1,537     $2,785
     Class B..........................................   $248    $  807    $1,391     $2,845
     Class C..........................................   $346    $  898    $1,477     $3,048
     Class Y..........................................   $148    $  503    $  882     $1,948
  Pro Forma Combined Fund:
     Class A..........................................   $659    $1,085    $1,537     $2,785
     Class B..........................................   $248    $  807    $1,391     $2,845
     Class C..........................................   $346    $  898    $1,477     $3,048
     Class Y..........................................   $148    $  503    $  882     $1,948

COMPARISON OF THE FUNDS

     A discussion of the investment objectives and principal investment policies of the Funds is set forth below. The investment objectives of the Global Technology Fund and Technology Fund are fundamental and may not be changed without shareholder approval.

  Global Technology and Technology Funds

     Investment Objectives and Policies

     The investment objective of each Fund is long-term capital appreciation. Currently the Technology Fund is named the Internet Fund; it will be renamed the Technology Fund effective August 21, 2002. The Internet Fund currently invests primarily in equity securities of companies related to the Internet and intranet industries and may also invest in other "high tech" companies. After its change of name, the Technology Fund will invest primarily in companies engaged in technology and technology-related industries, including Internet and intranet-related industries. (Both funds have a fundamental policy to invest 25% or more if their total assets in securities of companies engaged in Internet or intranet-related industries.) The Technology Fund will have a policy requiring it to invest, under normal market conditions, at least 80% of its net assets in companies engaged in technology and technology-related industries, which includes companies engaged in the Internet and intranet-related industries. Both the Technology Fund and the Global Technology Fund consider companies engaged in technology and technology-related industries to include companies that are engaged in the research, design, development, and manufacturing of products that utilize new, creative or innovative technologies to gain a strategic advantage in their industries, as well as companies that provide and service those technologies. Internet and intranet-related companies include companies that develop services and products for the Internet and those that make significant use of the Internet for delivery of services and products.

     Each Fund may invest in equity securities including common stocks, preferred stocks, warrants and other securities convertible into common stock.

     The Technology Fund invests primarily in U.S. equity securities; it will not invest more than 20% of its total assets in foreign securities. The Global Technology Fund may invest over 50% of its total assets in foreign securities. Both Funds may participate in the initial public offering ("IPO") market, although investment in

IPOs may have less of an impact on the performance of the Technology Fund due to the larger size of that Fund.

     INVESTMENT ADVISORY FEES. Enterprise Capital Management, Inc., the Adviser of each Fund, is a subsidiary of MONY Life Insurance Company ("MONY"), and is a second-tier subsidiary of The MONY Group Inc. The Adviser is compensated pursuant to an investment advisory agreement with Enterprise Funds, which pays the Adviser a fee of 1.00% of average net assets of each of the Global Technology Fund and the Technology Fund.

     The advisory fee rate payable by the Combined Fund after the consummation of the Reorganization will remain 1.00%.

     The Commission has issued an exemptive order with respect to the Enterprise Funds that permits the Adviser to enter into or amend Agreements with Fund Managers without obtaining shareholder approval each time. The exemptive order permits the Adviser, with Board approval, to employ new Fund Managers for the Funds, change the terms of the Agreements with the Fund Managers or enter into a new Agreement with the Fund Manager. Shareholders of each Fund have the right to terminate the Fund Manager's Agreement with a Fund Manager at any time by a vote of the majority of the outstanding voting securities of such Fund. The Adviser compensates the Fund Managers at no additional cost to the Funds or their shareholders. Under the respective Fund Manager Agreements, the Adviser pays the Fund Managers as follows:

Global Technology Fund Fred Alger          0.65% for assets under management up to
  Management, Inc.                         $50 million; 0.55% for assets from $50
                                           million to $100 million; and 0.45%
                                           thereafter.
Technology Fund Fred Alger Management,     0.40% for assets under management
  Inc.

     DISTRIBUTION FEES. Enterprise Fund Distributors, Inc., a subsidiary of Enterprise Capital, is the principal underwriter for Class A, Class B, Class C and Class Y shares of each Fund.

     Under separate Distribution Plans adopted by the Funds (the Class A Plan, Class B Plan and Class C Plan) (collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the Investment Company Act, and under the distribution agreement (the "Distribution Agreement"), the Class A, Class B and Class C shares of each Fund are authorized to pay the Distributor a distribution fee for expenses incurred in connection with the continuous distribution of shares of the Fund and an account maintenance fee for shareholder servicing. There is no Distribution Plan in effect for Class Y shares. The Distribution Plans of the Global Technology Fund and the Technology Fund are identical.

     Under the Funds' Class A Plan, each Fund pays the Distributor an account maintenance and distribution fee at an annual rate of 0.45% of each Fund's average daily net assets attributable to Class A shares. Under the Funds' Class B and Class C shares, each Fund pays the Distributor a distribution fee at an annual rate of 0.75% of each Fund's average daily nets assets attributable to Class B and Class C shares, respectively. Class B and Class C shares of each Fund also pay an account maintenance fee at an annual rate of 0.25% of each Fund's average daily net assets attributable to Class B and Class C shares, respectively.

     All or a portion of the distribution fees paid by Class A, Class B or Class C shares may be used by the Distributor to pay costs of printing reports and prospectuses for potential investors and the costs of other distribution expenses. All or a portion of the account maintenance fees paid by the Class A, Class B or Class C shares may be paid to broker-dealers or others for the provision of personal continuing services to shareholders, including such matters as responding to shareholder inquiries concerning the status of their accounts and assistance in account maintenance matters such as changes in address. Payments under the Distribution Plans are not limited to amounts actually paid or expenses actually incurred by the Distributor but cannot exceed the maximum rate set by the Distribution Plans or by the Board. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Distribution Plans have the effect of increasing the Funds' expenses from what they would otherwise be. The Board of Directors of Enterprise Funds reviews the Funds' distribution and account maintenance fee payments and may reduce or eliminate the fee at any time without further obligation of the Funds.

     In addition to distribution and account maintenance fees paid by the Funds under Class A, Class B and Class C Plans, the Adviser (or one of its affiliates) may make payments to dealers (including MONY Securities Corp.) and other persons who distribute shares of the Funds (including Class Y shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

     STRUCTURE OF THE FUNDS

     The Global Technology Fund and the Technology Fund are each a separate series of Enterprise Funds, a Maryland corporation. Each Fund offers four classes of shares, designated Class A, Class B, Class C and Class Y. Each class of shares represents an identical interest in the investment portfolio of that Fund, and has the same rights except that: (i) each class may bear differing amounts of certain class specific expenses, (ii) Class A and Class C shares are subject to an initial sales charge, a distribution fee and an account maintenance fee, (iii) Class B and Class C shares are subject to a contingent deferred sales charge, a distribution fee and an account maintenance fee; (iv) the Class A, B and C shares have exclusive voting rights with respect to matters related to distribution and account maintenance expenditures; (v) Class Y shares are not subject to any sales charge or any distribution or account maintenance fee; (vi) the classes have separate exchange privileges; and (vii) only Class B shares have a conversion feature. In addition, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales-personnel may receive different compensation for selling different classes of shares. The distribution systems for Class A, Class B and Class C shares of each Fund are identical. The Enterprise Funds has adopted a plan pursuant to Rule 18f-3 under the Investment Company Act permitting the issuance and sale of multiple classes of shares.

     Shares of the Funds, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of each Fund under certain circumstances. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of each Fund is entitled to its portion of all of the respective Fund's assets after all debt and expenses of that Fund have been paid. Since Class A, Class B and Class C shares bear distribution expenses, the liquidation proceeds to shareholders of those classes are likely to be lower than to shareholders of Class Y shares, which are not subject to any distribution fees. None of the Funds' shares have cumulative voting rights for the election of Directors.

     The Funds do not ordinarily issue certificates representing shares of the Funds. Instead, shares are held on deposit for shareholders by the Fund's transfer agent, National Financial Data Services, Inc. (the "Transfer Agent"), which will send you a statement of shares owned in a Fund following each transaction in your account. If you wish to have certificates for your shares, you may request them from the Transfer Agent by writing to Enterprise Shareholder Services, P.O. Box 419731, Kansas City, MO 64141-6731. The Funds do not issue certificates for fractional shares. You may redeem or exchange certified shares only by returning the certificates to the Fund, along with a letter of instruction and a signature guarantee. Special shareholder services such as telephone redemptions, exchanges, electronic funds transfers and wire orders are not available if you hold certificates.

PURCHASES AND REDEMPTIONS

     Purchases of shares of the Funds are made at the net asset value per share (plus the applicable sales charge) next determined after receipt of the purchase order by the Transfer Agent. The sales charge may be imposed either (i) at the time of purchase (Class A or Class C shares) or (ii) on a deferred basis (Class B or Class C shares). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

     The minimum initial investment for Class A, Class B and Class C shares of each Fund is $1,000, and the minimum subsequent investment is $50 for such classes. The minimum initial investment for Class Y shares of each Fund is $1,000,000, and the minimum subsequent investment is $50. Class A shares of each Fund are sold with an initial sales charge of up to 4.75% of the offering price. Class B shares of each Fund are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC")(declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares of the same Fund (which are subject to lower ongoing distribution-related expenses) eight years after the calendar month in which the purchase order for Class B shares was accepted. Class C shares of each Fund are subject to a 1% initial sales charge and a 1% CDSC on redemptions within 12 months after purchase. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class. Class Y shares of each Fund are sold without either an initial sales charge or CDSC to a limited group of investors. Class Y shares are not subject to any ongoing distribution or service fees. Certain sales charge waivers or reductions may apply. See the Enterprise Funds Prospectus and the Enterprise Funds Statement.

     Shares of each Fund may be redeemed at any time at the net asset value next determined after the Transfer Agent receives the sell order. As indicated above, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC.

EXCHANGE PRIVILEGES

     The exchange privileges available to Class A, Class B, Class C and Class Y shareholders of the Global Technology Fund are identical to the exchange privileges of Class A, Class B, Class C and Class Y shareholders, respectively, of the Technology Fund. Shareholders of each Fund may exchange shares of the Fund for the same class of shares of any other series of the Enterprise Funds. No CDSC will be charged upon the exchange of shares. Shares of a Fund subject to an exchange will be processed at net asset value next determined after the Transfer Agent receives the exchange request. In determining the CDSC applicable to shares being redeemed subsequent to an exchange, the length of time the shares were held prior to the exchange will be taken into account. If the exchange results in the opening of a new account in a Fund, the shareholder is subject to the applicable minimum investment requirements.

DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends of investment income, if any, at least annually, and makes distributions of capital gains, if any, at least annually. Unless notified otherwise, dividends and capital gains distributions, if any, will be automatically reinvested in shares of the same Fund and class on which they were paid at net asset value. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. Alternatively, if you contact the Transfer Agent, you may elect to receive dividends or capital gains distributions, or both, in cash. A Global Technology Fund's shareholder's election with respect to reinvestment of dividends and distributions will be automatically applied with respect to the corresponding shares he or she receives pursuant to the Plan.

FEDERAL INCOME TAX CONSEQUENCES OF PROPOSED REORGANIZATION

     It is a condition to the proposed Reorganization that both the Global Technology and Technology Funds shall have received on the closing date an opinion of PWC, the independent auditors of Enterprise Funds, to the effect that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") and that accordingly, (i) no gain or loss will be recognized by the Global Technology Fund upon the transfer of assets solely in return for shares of the Technology Fund and its assumption of liabilities, if any, or to shareholders of the Global Technology Fund upon its receipt of shares of the Technology Fund; (ii) the tax basis in the shares of the Technology Fund received by shareholders will be the same as their tax basis in the shares of the Global Technology Fund to be actually or constructively surrendered in exchange therefor; and (iii) the holding period of the shares of the Technology Fund to be received pursuant to the Reorganization will include the period during which the shares of the Global Technology Fund to be actually or constructively surrendered in exchange therefore were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange. See "The Proposed Transaction-Federal Income Tax Considerations."

                             PRINCIPAL RISK FACTORS

GLOBAL TECHNOLOGY FUND AND TECHNOLOGY FUND

     The Global Technology Fund and Technology Fund have similar risks. Both Funds invest primarily in equity securities, which are subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a risk of investing in these Funds.

     The Global Technology Fund may be subject to the risks of investing in foreign securities to a greater extent than the Technology Fund because the Global Technology Fund may invest over 50% of its total assets in foreign securities while the Technology Fund may invest up to 20% of its total assets in foreign securities. Investments in foreign markets may be more volatile and less liquid than investments in U.S. markets because there is less public information available about foreign companies. Diplomatic, political or economic developments may cause foreign investments to lose money. A Fund that invests in foreign securities denominated in foreign currencies may also be subject to currency risk. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting or financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Additional restrictions may be imposed under emergency conditions.

     Both foreign and domestic technology-related companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Funds' shares may fluctuate more than shares of a fund investing in a broader range of industries. Some technology-related companies are subject to severe market share and price competition. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects. Investments in initial public offerings may result in increased transactions costs and expenses, distributions and the realization of short-term capital gains. The Funds may suffer a loss from their use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

                           THE PROPOSED TRANSACTIONS

GENERAL

     Under the Plan, the Technology Fund will acquire substantially all of the assets, and assume substantially all of the liabilities, of the Global Technology Fund solely in exchange for an equal aggregate value of Corresponding Shares of the Technology Fund. Upon receipt by the Global Technology Fund of Corresponding Shares, the Global Technology Fund will distribute such Corresponding Shares to its shareholders, as described below. All issued and outstanding shares of the Global Technology Fund will be cancelled, and the Global Technology Fund's existence as a separate series of Enterprise Funds will be terminated as soon as practicable following consummation of the Reorganization.

     Generally, the assets transferred by the Global Technology Fund to the Technology Fund will include all investments of the Global Technology Fund held in its portfolio as of the Valuation Time (as defined in the Plan) and all other assets of the Global Technology Fund as of such time.

     In the course of the Reorganization, each holder, if any, of Class A, Class B, Class C and Class Y shares of the Global Technology Fund will receive Class A, Class B, Class C and Class Y Corresponding Shares, respectively, of the Technology Fund. No sales charges will be imposed on the Corresponding Shares issued in connection with the Reorganization.

     The Global Technology Fund will distribute the Corresponding Shares received by it in connection with its Reorganization pro rata to its shareholders in exchange for such shareholders' proportional interests in the Global Technology Fund. The Corresponding Shares received by the Global Technology Fund's shareholders will have the same aggregate net asset value as each such shareholder's interest in the Global Technology Fund as of the Valuation Time. See "-- Terms of the Plans -- Valuation of Assets and Liabilities" for information concerning the calculation of net asset value.

     Since the Corresponding Shares will be issued at net asset value in exchange for the net assets of the Global Technology Fund having a value equal to the aggregate net asset value of the shares of the Global Technology Fund as of the Valuation Time, the net asset value per share of the Technology Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should not result in dilution of the net asset value of the Global Technology Fund or the Technology Fund immediately following consummation of the Reorganization. However, as a result of the Reorganization, a shareholder of the Global Technology Fund would hold a smaller percentage of ownership in the Technology Fund than he or she did in the Global Technology Fund prior to the Reorganization. In addition, a shareholder of the Global Technology Fund may end up with a different number of shares compared to what he or she originally held, but the total dollar value of shares held will remain the same.

     If the shareholders of the Global Technology Fund approve the Reorganization at the Meeting and certain conditions are either met or waived, it is expected that the Reorganization will take place during the third calendar quarter of 2002. If the Global Technology Fund's shareholders do not approve the Reorganization, the Board will consider other possible courses of action which may be in the best interests of shareholders.

TERMS OF THE PLAN

     The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the Plan, a form of which is attached hereto as Appendix A.

  Valuation of Assets and Liabilities

     The assets and liabilities of the Global Technology Fund and the Technology Fund will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under "Transaction and Account Policies -- Valuation of Shares" and "Determination of Net Asset Value" in the Enterprise Funds' Prospectus and Statement of Additional Information. Purchase orders for the Global Technology Fund's shares which have not been confirmed as of the Valuation Time will be treated as assets of the Global Technology Fund for purposes of the respective Reorganization; redemption requests with respect to the Global Technology Fund's shares which have not settled as of the Valuation Time will be treated as liabilities of the Global Technology Fund for purposes of the Reorganization.

  Issuance and Distribution of Corresponding Shares

     On the Closing Date (as defined in the Plan), Technology Fund will issue to the Global Technology Fund a number of full and fractional Corresponding Shares the aggregate net asset value of which will equal the aggregate net asset value of shares of the Global Technology Fund as of the Valuation Time. The Global Technology Fund will then distribute the Corresponding Shares received by it pro rata to its shareholders of record as of the Valuation Time in exchange for such shareholders' proportional interests in the Global Technology Fund. Such issuance and distribution will be done as follows: each holder, if any, of Class A, Class B, Class C and Class Y shares of the Global Technology Fund will receive Class A, Class B, Class C and Class Y Corresponding Shares, respectively, of the Technology Fund. The Corresponding Shares received by the Global Technology Fund's shareholder will have the same aggregate net asset value as such shareholder's interest in the Global Technology Fund as of the Valuation Time.

  Expenses

     All costs of the Reorganization will be borne by the Adviser or an affiliate thereof, regardless of whether the Reorganization is consummated. No portion of the expenses of the Reorganization will be borne directly or indirectly by the Funds or their shareholders.

  Required Approvals

     The By-Laws of Enterprise Funds (as amended to date) requires approval of the Reorganization by the affirmative vote of a majority of the shares represented at the meeting of the Global Technology Fund and entitled to vote.

  Amendments and Conditions

     The Plan may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of the Global Technology Fund and Technology Fund pursuant to the Plan are subject to various conditions, including the requisite approval of the Reorganization by the Global Technology Fund's shareholders, the receipt of an opinion as to tax matters and the confirmation by the Global Technology Fund and Technology Fund of the continuing accuracy of their respective representations and warranties contained in the Plan.

  Termination, Postponement and Waivers

     The Plan may be terminated, and the Reorganization abandoned at any time, whether before or after approval thereof by the Global Technology Fund's shareholders, prior to the Closing Date or the Closing Date may be postponed:
(i) by approval of the Board; (ii) by the Global Technology Fund if any condition to the Global Technology Fund's obligations has not been fulfilled or waived; or (iii) by the Technology Fund if any condition to the Technology Fund's obligations has not been fulfilled or waived.

REASONS FOR THE REORGANIZATION CONSIDERED BY THE BOARD

     The Board of Enterprise Funds, including the Independent Directors, have determined that the interests of the Global Technology Fund's shareholders will not be diluted as a result of the proposed transactions and that the proposed transactions are in the best interests of the shareholders the Global Technology Fund.

     The reasons that the Reorganization is proposed by the Adviser are described above under "Synopsis -- Reasons for the Reorganization." The Board of Enterprise Funds based their decision to approve the Plan on an inquiry into a number of factors, including the following:

          (1) the fact that following the Reorganization, shareholders of the Global Technology Fund would remain invested in a mutual fund having the same investment objective;

          (2) the fact that following the Reorganization, the Technology Fund, which is currently named the Internet Fund, will change its name to the Technology Fund and will invest primarily in companies engaged in technology and technology-related industries, including Internet and intranet-related industries, and will be limited to holding no more than 20% of its total assets in foreign securities;

          (3) the relative past and current growth in assets, historical investment performance and perceived future prospects of each of the Funds;

          (4) the inability of the Global Technology Fund to attract significant assets;

          (5) the effect of the proposed transaction on the expense ratios of each of the Funds;

          (6) the costs of the Reorganization, which will be paid for by the Adviser;

          (7) the tax-free nature of the Reorganization to Global Technology Fund and its shareholders;

          (8) the potential benefits to the shareholders of each Fund; and

          (9) other alternatives to the Reorganization, including the continuance of the Global Technology Fund in its present form, a change of Fund Manager or investment objective of the Global Technology Fund or a termination of the Global Technology Fund with the distribution of the cash proceeds to shareholders.

     If the Plan is not approved by shareholders of the Global Technology Fund, Enterprise Funds' Directors may consider other appropriate action, such as the termination of the Global Technology Fund or a merger or other business combination with an investment company other than the proposed Reorganization.

FEDERAL INCOME TAX CONSIDERATIONS

     It is a condition to the closing of the Reorganization that both the Global Technology and Technology Funds will have received an opinion on the Closing Date from PWC to the effect that (1) the proposed transaction described above will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code; (2) no gain or loss will be recognized by shareholders of the Global Technology Fund upon (actual or constructive) exchange of shares of the Global Technology Fund for Corresponding Shares of the Technology Fund; (3) no gain or loss will be recognized by the Global Technology Fund upon the transfer of its assets to the Technology Fund in exchange solely for shares of the Technology Fund and the assumption by the Technology Fund of the Global Technology Fund's liabilities, if any, and the subsequent distribution of those shares to the Global Technology Fund's shareholders in liquidation thereof; (4) no gain or loss will be recognized by the Technology Fund upon the receipt of such assets in exchange solely for the Technology Fund's shares and its assumption of the Global Technology Fund's liabilities, if any; (5) the Technology Fund's basis in the assets received pursuant to the Reorganization will be the same as the basis thereof in the hands of the Global Technology Fund immediately before the Reorganization, and the holding period of those assets in the hands of the Technology Fund will include the holding period thereof in the Global Technology Fund's hands immediately before the Reorganization; (6) the Global Technology Fund's shareholders' basis for the shares of the Technology Fund to be received by them pursuant to the Reorganization will in the aggregate be the same as their basis in the shares of the Global Technology Fund (actually or constructively) surrendered in exchange therefor; (7) the holding period of the shares of the Technology Fund to be received by the shareholders of the Global Technology Fund pursuant to the Reorganization will include the period during which the shares of the Global Technology Fund (actually or constructively) surrendered in exchange therefor were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange; and (8) the Global Technology Fund and the Technology Fund will be a "party to a reorganization" as defined in Internal Revenue Code Section 368(b). It should be noted that no rulings have been sought from the Internal Revenue Service ("IRS") and that an opinion of PWC is not binding on the IRS or any court. If the IRS were to successfully assert that the proposed transaction is taxable, then the proposed transaction would be treated as a taxable sale of the Global Technology Fund's assets to the Technology Fund followed by the taxable liquidation of the Global Technology Fund, and shareholders of the Global Technology Fund would recognize gain or loss as a result of such transaction.

     To the extent the Technology Fund has unrealized capital gains at the time of its Reorganization, the Global Technology Fund's shareholders may incur taxable gains in the year that the Technology Fund realizes and distributes those gains. This will result notwithstanding that the unrealized gains were reflected in the price of the Technology Fund's shares at the time they were exchanged for assets of the Global Technology Fund in the Reorganization. Conversely, shareholders of the Technology Fund will share in unrealized capital gains of Global Technology Fund after the Reorganization and bear a tax consequence on the subsequent realization of such gains.

     To the extent that the Global Technology Fund has loss carryforwards at the time of its Reorganization, the Global Technology Fund's shareholders may not be able to benefit from such loss carryforwards after the Reorganization.

     Shareholders should consult their tax advisors regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to United States federal income tax consequences, shareholders also should consult their tax advisors as to the foreign, state, local and other tax consequences of the Reorganization.

CERTAIN OTHER COMPARATIVE INFORMATION ABOUT THE FUNDS

     The Funds are each a separate series of Enterprise Funds, a Maryland corporation. The rights of the shareholders of each Fund are governed by the Enterprise Funds' Articles of Incorporation, By-Laws and the Maryland General Corporation Law.

     Capitalization. The authorized capital stock of the Enterprise Funds consists of common stock, par value $0.001 per share. The shares of common stock are divided into 24 series, including the Funds, with each series representing a separate investment portfolio. Enterprise Funds' Board of Directors may determine the number of authorized shares for each series and create new series of common stock. It is anticipated that new series will be authorized by the Board of Directors from time to time as new Funds with separate investment objectives and policies are established. The shares of each Fund have been divided into four classes, Class A, Class B, Class C and Class Y shares.

     Shareholder Meetings and Voting Rights. Enterprise Funds and its series are not required by Maryland law to hold annual meetings of shareholders under normal circumstances. The Board of Directors or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Directors, as may be required by either the Articles of Incorporation or Bylaws of Enterprise Funds, or the Investment Company Act. Shareholders possess certain rights related to shareholder communications which, if exercised, could facilitate the calling by shareholders of a special meeting.

     Shares of each Fund are entitled to one vote per share and fractional votes for fractional shares. Each Fund's shareholders have the right to vote on the election of Directors of Enterprise Funds and on any and all other matters on which, by law or the provisions of Enterprise Funds' Bylaws, they may be entitled to vote. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all of the Directors of Enterprise Funds, in which event the holders of the remaining shares are unable to elect any person as a Director.

     On matters relating to all the series or classes of shares of Enterprise Funds and affecting all series or classes of shares in the same manner, shareholders of all series or classes of shares of Enterprise Funds are entitled to vote. On any matters affecting only one series or class, only the shareholders of that series or class are entitled to vote. On matters relating to all the series but affecting the series differently, separate votes by series are required. Each class has exclusive voting rights with respect to matters related to distribution and servicing expenditures, as applicable.

PRO FORMA CAPITALIZATION

     The following table shows the capitalization of the Global Technology Fund and the Technology Fund as of December 31, 2001 and the Pro Forma Combined Technology Fund's estimated capitalization as if the Reorganization had occurred on that date.

                                            GLOBAL TECHNOLOGY FUND                                TECHNOLOGY FUND
                                 ---------------------------------------------   --------------------------------------------------
                                  CLASS A      CLASS B     CLASS C    CLASS Y      CLASS A       CLASS B       CLASS C     CLASS Y
                                 ----------   ----------   --------   --------   -----------   -----------   -----------   --------
Net Assets.....................  $4,008,866   $3,284,370   $891,638   $157,950   $49,027,845   $57,355,725   $15,020,927   $430,364
Net Asset Value per share......  $     3.08   $     3.05   $   3.05   $   3.11   $     10.22   $     10.10   $     10.09   $  10.35
Shares Outstanding.............   1,301,303    1,077,233    292,337     50,778     4,798,919     5,680,754     1,488,280     41,562

                                              PRO FORMA COMBINED FUND
                                 --------------------------------------------------
                                   CLASS A       CLASS B       CLASS C     CLASS Y
                                 -----------   -----------   -----------   --------
Net Assets.....................  $53,036,711   $60,640,095   $15,912,565   $588,314
Net Asset Value per share......  $     10.22   $     10.10   $     10.09   $  10.35
Shares Outstanding.............    5,191,176     6,005,939     1,576,648     56,823

          INFORMATION ABOUT THE GLOBAL TECHNOLOGY AND TECHNOLOGY FUNDS

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

GLOBAL TECHNOLOGY FUND

Investment Objective  Long-term capital appreciation

Principal Investments Equity securities, including common stocks, preferred stocks, warrants and other securities convertible into common stock, issued by domestic and foreign companies primarily engaged in technology-related activities

Fund Manager  Fred Alger Management, Inc.

Who May Want To Invest Investors who want an increase in the value of their investment without regard to income and who want to diversify their overall portfolio with a concentrated investment in a diversified portfolio of domestic and foreign companies in the major subsectors of the technology sector, including firms in the computer, communications, video, electronics, office and factory automation and robotics sectors as well as Internet, intranet and other e-commerce enterprises. The Fund may be appropriate for investors who are looking to invest over the long-term, who are able to ride out market swings, and who are looking to invest in a diversified global stock portfolio focused on a particular stock market segment. The Fund alone cannot provide a balanced investment program.

Investment Strategies The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies engaged in technology and technology-related industries. The Fund considers companies engaged in technology and technology-related industries as companies that are engaged in the research, design, development, and manufacturing of products that utilize new, creative or innovative technologies to gain a strategic advantage in their industries, as well as companies that provide and service those technologies. The Fund may invest in domestic and foreign companies. There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance. The Fund may also purchase and sell options and forward currency exchange contracts. The Fund Manager selects portfolio securities by evaluating a company's positioning or business model and may consider its ability to grow and expand its activities via the Internet or achieve a greater competitive advantage in cost/profitability and brand image leveraging via the use of the Internet. The Fund Manager also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Fund Manager looks at the amount of capital a company currently expends on research and development. The Fund Manager believes that dollars invested in research and development today frequently have a significant bearing on future growth. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks The Fund invests in common stocks of foreign companies. As a result, the Fund is subject to the risk that the stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile and less liquid than investments in U.S. markets because there is less public information available about foreign companies. Diplomatic, political or economic developments may cause foreign investments to lose money. A Fund that invests in foreign securities denominated in foreign currencies may also be subject to currency risk. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting or financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Additional restrictions may be imposed under emergency conditions. Because the Fund concentrates in a single industry sector, its performance is largely dependent on this sector's performance which may differ from that of the overall stock market. Both foreign and domestic technology-related companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries. Some technology-related companies are subject to severe market share and price competition. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects. Investments in initial public offerings may result in increased transactions costs and expenses, distributions and the realization of short-term capital gains. The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and performance table illustrate the volatility of an investment in the Fund and give some indication of the risk by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses. This bar chart shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance for 2001 which is (47.35)]

                   BEST QUARTER                                         WORST QUARTER
                      21.26%                                               -37.13%
                (DECEMBER 31, 2001)                                 (SEPTEMBER 30, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                         RETURN SINCE INCEPTION(1)
(AS OF THE CALENDAR YEAR ENDED                                         PAST ONE      -------------------------
DECEMBER 31, 2001)                                                       YEAR                  FUND
--------------------------------------------------------------------------------------------------------------
Enterprise Global Technology Fund(2)..........  Class A                 (49.84%)              (55.75%)
                                                Return before taxes
                                                Class A                 (49.84%)              (55.75%)
                                                Return after taxes
                                                on distributions
                                                Class A                 (30.35%)              (42.53%)
                                                Return after taxes
                                                on distributions
                                                and sale of Fund
                                                shares
                                                Class B                 (50.21%)              (55.81%)
                                                Return before taxes
                                                Class C                 (48.12%)              (54.59%)
                                                Return before taxes
                                                Class Y                 (47.02%)              (54.00%)
                                                Return before taxes
MSCI World Index(3)...........................
                                                                        (16.82%)              (18.06%)

---------------

(1) Inception date for Classes A, B, C and Y is June 30, 2000.
(2) Includes sales charge.
(3) The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. An index does not pay taxes on distributions or sales of shares. If an index had expenses or paid taxes, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

The table on the next page describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through August 31, 2003, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)    CLASS A     CLASS B    CLASS C    CLASS Y
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................        4.75%(1)    None       1.00%      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................        None        5.00%(2)   1.00%(3)   None

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A     CLASS B    CLASS C    CLASS Y
-------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................          1.00%       1.00%      1.00%      1.00%
Distribution and Service (12b-1) Fees(4)..........................          0.45%       1.00%      1.00%      None
Other Expenses....................................................          1.20%       1.20%      1.19%      1.20%
                                                                          -----------------------------------------
Total Annual Fund Operating Expenses..............................          2.65%       3.20%      3.19%      2.20%
Less Expense Reimbursements.......................................         (0.75%)     (0.75%)    (0.74%)    (0.75%)
                                                                          -----------------------------------------
Net Annual Fund Operating Expenses................................          1.90%       2.45%      2.45%      1.45%
                                                                          -----------------------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $659     $1,192     $1,750      $3,264
Class B.....................................................   $748     $1,316     $1,809      $3,325
Class C.....................................................   $445     $1,005     $1,689      $3,509
Class Y.....................................................   $148     $  616     $1,111      $2,475
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $659     $1,192     $1,750      $3,264
Class B.....................................................   $248     $  916     $1,609      $3,325
Class C.....................................................   $346     $1,005     $1,689      $3,509
Class Y.....................................................   $148     $  616     $1,111      $2,475

TECHNOLOGY FUND


Currently, the Technology Fund is named the Internet Fund; it will be renamed the Technology Fund effective August 21, 2002.


Investment Objective  Long-term capital appreciation

Principal Investments Equity securities, including common stocks, preferred stocks, warrants and other securities convertible into common stock, issued by companies primarily engaged in technology-related activities

Fund Manager  Fred Alger Management, Inc.

Who May Want To Invest Investors who want an increase in the value of their investment without regard to income and who want to diversify their overall portfolio with a concentrated investment in a diversified portfolio of domestic and foreign companies in the major subsectors of the technology sector, including firms in the computer, communications, video, electronics, office and factory automation and robotics sectors as well as Internet, intranet and other e-commerce enterprises. The Fund may be appropriate for investors who are looking to invest over the long-term, who are able to ride out market swings, and who are looking to invest in a diversified stock portfolio focused on a particular stock market segment. The Fund alone cannot provide a balanced investment program.

Investment Strategies The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies engaged in technology and technology-related industries, which includes companies engaged in the Internet and intranet-related industries. The Fund considers companies engaged in technology and technology-related industries as companies that are engaged in the research, design, development, and manufacturing of products that utilize new, creative or innovative technologies to gain a strategic advantage in their industries, as well as companies that provide and service those technologies. There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance. The Fund may also purchase and sell options and forward currency exchange contracts. The Fund Manager selects portfolio securities by evaluating a company's positioning or business model and may consider its ability to grow and expand its activities via the Internet or achieve a greater competitive advantage in cost/profitability and brand image leveraging via the use of the Internet. The Fund Manager also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Fund Manager looks at the amount of capital a company currently expends on research and development. The Fund Manager believes that dollars invested in research and development today frequently have a significant bearing on future growth. The Fund is limited to holding no more than 20% of its total assets in foreign securities.

The Fund has adopted a fundamental policy to invest 25% or more of its total assets in securities of companies related to the Internet or intranet-related industries. The Fund considers companies related to the Internet and intranet industries to include companies that develop services and products for the Internet and those that make significant use of the Internet for delivery of services and products.

Principal Risks As a result of investing primarily in U.S. common stocks, the Fund is subject to the risk that the stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. Because the Fund concentrates in a single industry, its performance is largely dependent on this sector's performance which may differ from that of the overall stock market. Both foreign and domestic technology-related companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries. Some technology-related companies are subject to severe market share and price competition. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects. Investments in initial public offerings may result in increased transactions costs and expenses, distributions and the realization of short-term capital gains. The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the volatility of an investment in the Fund and give some indication of the risk by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses. This bar chart shows the performance of the Fund's Class A shares for the past year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.


[Chart Description: Illustrates volatility of an                       BEST QUARTER(1)
investment and shows changes in Class A shares                             29.04%
performance for 2000 which is (51.10); 2001                          (DECEMBER 31, 2001)
(33.94)]
                                                                        WORST QUARTER
                                                                           -47.36%
                                                                     (DECEMBER 31, 2000)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                         RETURN SINCE INCEPTION(2)
(AS OF THE CALENDAR YEAR ENDED                                         PAST ONE      -------------------------
DECEMBER 31, 2001)                                                       YEAR                  FUND
--------------------------------------------------------------------------------------------------------------
Enterprise Technology Fund(3).................  Class A                 (37.07%)               (0.52%)
                                                Return before taxes
                                                Class A                 (37.07%)               (0.74%)
                                                Return after taxes
                                                on distributions
                                                Class A                 (22.58%)               (0.39%)
                                                Return after taxes
                                                on distributions
                                                and sale of Fund
                                                shares
                                                Class B                 (37.53%)               (0.64%)
                                                Return before taxes
                                                Class C                 (34.92%)                0.92%
                                                Return before taxes
                                                Class Y                 (33.65%)                1.95%
                                                Return before taxes
S&P 500 Index(4)..............................
                                                                        (11.88%)               (5.74%)

---------------

(1) The best quarter since inception was 75.30% for the quarter ending December 31, 1999.
(2) Inception Date for Classes A, B, C and Y is July 1, 1999.
(3) Includes sales charge. A portion of the Fund's returns is attributable to its investment in initial public offerings ("IPO"). There is no guarantee that the Fund will experience substantially similar performance by investing in IPOs.
(4) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. An index does not pay taxes on distributions or sales of shares. If an index had expenses or paid taxes, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The Advisor has contractually agreed to limit the Fund's expenses through August 31, 2003, to the expense ratios set forth in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)    CLASS A     CLASS B    CLASS C    CLASS Y
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................        4.75%(1)    None       1.00%      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................        None        5.00%(2)   1.00%(3)   None
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)    CLASS A     CLASS B    CLASS C    CLASS Y
---------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................           1.00%       1.00%      1.00%      1.00%
Distribution and Service (12b-1) Fees(4)..........................           0.45%       1.00%      1.00%      None
Other Expenses....................................................           0.66%       0.66%      0.66%      0.66%
                                                                            -----------------------------------------
Total Annual Fund Operating Expenses..............................           2.11%       2.66%      2.66%      1.66%
Less Expense Reimbursements.......................................          (0.21%)     (0.21%)    (0.21%)    (0.21%)
                                                                            -----------------------------------------
Net Annual Fund Operating Expenses................................           1.90%       2.45%      2.45%      1.45%
                                                                            -----------------------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $659    $1,085    $1,537     $2,785
Class B.....................................................   $748    $1,207    $1,591     $2,845
Class C.....................................................   $445    $  898    $1,477     $3,048
Class Y.....................................................   $148    $  503    $  882     $1,948
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $659    $1,085    $1,537     $2,785
Class B.....................................................   $248    $  807    $1,391     $2,845
Class C.....................................................   $346    $  898    $1,477     $3,048
Class Y.....................................................   $148    $  503    $  882     $1,948

PERFORMANCE

2001 PERFORMANCE REVIEW OF THE GLOBAL TECHNOLOGY FUND

     The past year was the second consecutive extraordinarily difficult year for equity markets. At the start of the period, the economy had already slowed dramatically and technology stocks were in a freefall. On January 3rd, the Federal Reserve ("Fed") slashed interest rates by 0.50 percent in an unprecedented emergency move aimed at stimulating the rapidly slowing economy. Shortly thereafter, President Bush's new administration immediately began to press for a significant tax cut, also aimed at the slowing economy. The Fed then proceeded to cut interest rates by an additional 0.50 percent on January 31st. Most stocks acted positively to these events and moved upwards during January.

     Unfortunately, February and March proved to be a disaster for equity markets. An ongoing series of earnings disappointments and weak economic reports created renewed pessimism amongst investors, causing many share prices to collapse to new lows. When the Fed cut interest rates by another 0.50 percent after its March 20th meeting, the market failed to respond in a positive fashion. On April 4th, the Nasdaq fell to 1620, and then proceeded to bounce strongly off this low over the following two weeks. On April 18th, the Fed surprised investors yet again with another intra-meeting 0.50 percent rate cut. The move proved to be a strong stimulus for the already recovering equity market, which finished April strongly.

     The equity market failed to maintain its positive direction during May and June despite another 0.50 percent Fed rate cut on May 15th and a 0.25 percent rate cut on June 27th. Losses accelerated during July, August and the first part of September, with value stocks holding up better than growth stocks. On August 21st, the Fed cut interest rates by another 0.25 percent. This move, already widely anticipated by investors, did little to stop the bleeding.

     On Tuesday, September 11th, the attacks in New York, Washington D.C. and Pennsylvania shook the world, as well as the global markets. When the U.S. markets re-opened on September 17th, a widespread sell-off took place, as evidenced by the Dow's loss of almost 700 points. This was despite an emergency
0.50 percent rate cut by the Fed and other measures aimed at adding liquidity to the system. The Nasdaq bottomed on Friday, September 21st at 1387, as compared to the high of 5133 set just 18 1/2 months earlier.

     However, the market succeeded in rallying by year-end, as initial panic selling wore off and investors scooped up bargains. The October 2nd Fed meeting produced yet another 0.50 percent rate cut, which brought the Fed Funds rate to
2.50 percent, its lowest level since 1962. By the end of October, despite ongoing Anthrax scares, the Nasdaq had already rallied 21.9 percent off of its September 21st low. The market continued its recovery during November and December, fueled in part by another 0.50 percent rate cut on November 6th and a further 0.25 percent rate cut on December 11th. The Nasdaq closed the year 40.6 percent above its September 21st low, and equity markets headed towards the New Year with strong momentum.

     Over-weighting in aggressive holdings early in the period negatively impacted the Fund's returns, while an inherent technology bias and growth bias negatively impacted the Fund throughout.

                              (PERFORMANCE GRAPH)

------------------------------------------------------------------------------------------
POINTS FOR GRAPH-GROWTH OF A $10,000.00 INVESTMENT     6/30/00      12/31/00     12/31/01
------------------------------------------------------------------------------------------
 Enterprise Global Technology Fund A-Shares           $ 9,523.81    $5,571.43    $2,933.33
 MSCI World Index                                     $10,000.00    $8,910.00    $7,411.00
 Lipper Science & Technology Fund Index*              $10,000.00    $6,401.49    $4,178.60

---------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 2001

ENTERPRISE GLOBAL TECHNOLOGY
FUND A - SHARES                  1-YEAR    06/30/00-12/31/01
 With Sales Charge              -49.84%         -55.75%
 Without Sales Charge           -47.35%         -54.29%
 MSCI World Index*              -16.82%         -18.06%
 Lipper Science & Technology
  Fund Index*                   -34.72%         -44.02%
-------------------------------

---------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 2001

ENTERPRISE GLOBAL TECHNOLOGY
FUND B - SHARES                   1-YEAR    06/30/00-12/31/01
 With Sales Charge               -50.21%         -55.81%
 Without Sales Charge            -47.59%         -54.59%
 MSCI World Index*               -16.82%         -18.06%
 Lipper Science & Technology
  Fund Index*                    -34.72%         -44.02%
--------------------------------

---------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 2001

ENTERPRISE GLOBAL TECHNOLOGY
FUND C - SHARES                  1-YEAR    06/30/00-12/31/01
 With Sales Charge              -48.12%         -54.59%
 Without Sales Charge           -47.59%         -54.59%
 MSCI World Index*              -16.82%         -18.06%
 Lipper Science & Technology
  Fund Index*                   -34.72%         -44.02%
-------------------------------

---------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 2001

ENTERPRISE GLOBAL TECHNOLOGY
FUND Y - SHARES                  1-YEAR    06/30/00-12/31/01
 Annualized Return              -47.02%         -54.00%
 MSCI World Index*              -16.82%         -18.06%
 Lipper Science & Technology
  Fund Index*                   -34.72%         -44.02%
-------------------------------

     The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.
     Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses.

     *The MSCI World Index replaces the S&P 500 Index as the broad-based comparison as it more appropriately reflects the broad-based market. During 2001 an investment in the above hypothetical account decreased by $2,638 compared to a decrease of $1,499 and $1,085 in the MSCI World Index and the S&P 500 Index respectively. The Lipper Science & Technology Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net assets value, in the Lipper Science & Technology Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

2001 PERFORMANCE REVIEW OF THE TECHNOLOGY FUND

     The past year was the second consecutive extraordinarily difficult year for equity markets. At the start of the period, the economy had already slowed dramatically and technology stocks were in a freefall. On January 3rd, the Fed slashed interest rates by 0.50 percent in an unprecedented emergency move aimed at stimulating the rapidly slowing economy. Shortly thereafter, President Bush's new administration immediately began to press for a significant tax cut, also aimed at the slowing economy. The Fed then proceeded to cut interest rates by an additional 0.50 percent on January 31st. Most stocks acted positively to these events and moved upwards during January.

     Unfortunately, February and March proved to be a disaster for equity markets. An ongoing series of earnings disappointments and weak economic reports created renewed pessimism amongst investors, causing many share prices to collapse to new lows. When the Fed cut interest rates by another 0.50 percent after its March 20th meeting, the market failed to respond in a positive fashion. On April 4th, the Nasdaq fell to 1620 and then proceeded to bounce strongly off this low over the following two weeks. On April 18th, the Fed surprised investors yet again with another intra-meeting 0.50 percent rate cut. The move proved to be a strong stimulus for the already recovering equity market, which finished April strongly.

     The equity market failed to maintain its positive direction during May and June despite another 0.50 percent Fed rate cut on May 15th and a 0.25 percent rate cut on June 27th. Losses accelerated during July, August and the first part of September, with value stocks holding up better than growth stocks. On August 21st, the Fed cut interest rates by another 0.25 percent. This move, already widely anticipated by investors, did little to stop the bleeding.

     On Tuesday, September 11th, the attacks in New York, Washington D.C. and Pennsylvania shook the world, as well as the global markets. When the U.S. markets re-opened on September 17th, a widespread sell-off took place, as evidenced by the Dow's loss of almost 700 points. This was despite an emergency
0.50 percent rate cut by the Fed and other measures aimed at adding liquidity to the system. The Nasdaq bottomed on Friday, September 21st at 1387, as compared to the high of 5133 set just 18 1/2 months earlier.

     However, the market succeeded in rallying by year-end, as initial panic selling wore off and investors scooped up bargains. The October 2nd Fed meeting produced yet another 0.50 percent rate cut, which brought the Fed Funds rate to
2.50 percent, its lowest level since 1962. By the end of October, despite ongoing Anthrax scares, the Nasdaq had already rallied 21.9 percent off of its September 21st low. The market continued its recovery during November and December, fueled in part by another 0.50 percent rate cut on November 6th and a further 0.25 percent rate cut on December 11th. The Nasdaq closed the year 40.6 percent above its September 21st low, and equity markets headed towards the New Year with strong momentum.

     Over-weighting in aggressive holdings early in the period negatively impacted the Fund's returns, while an inherent technology bias and growth bias negatively impacted the Fund throughout.

                              (PERFORMANCE GRAPH)




                                                         7/1/99      12/31/99     12/31/00     12/31/01
POINTS FOR GRAPH -- GROWTH OF A $10,000.00 INVESTMENT  ----------   ----------   ----------   ----------
Enterprise Technology Fund A-Shares                    $ 9,523.81   $30,551.65   $14,939.85   $ 9,869.77
S & P 500 Index*                                        10,000.00    10,770.36     9,789.68     8,626.41
Lipper Science & Technology Fund Index*                 10,000.00    16,797.87    11,712.62     7,645.47

---------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 2001

ENTERPRISE TECHNOLOGY
FUND A - SHARES                  1-YEAR    07/01/99-12/31/01
 With Sales Charge              -37.07%          -0.52%
 Without Sales Charge           -33.94%           1.44%
 S&P 500 Index*                 -11.88%          -5.74%
 Lipper Science & Technology
  Fund Index*                   -34.72%         -10.18%
-------------------------------

---------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 2001

ENTERPRISE TECHNOLOGY
FUND B - SHARES                   1-YEAR    07/01/99-12/31/01
 With Sales Charge               -37.53%          -0.64%
 Without Sales Charge            -34.24%           0.96%
 S&P 500 Index*                  -11.88%          -5.74%
 Lipper Science & Technology
  Fund Index*                    -34.72%         -10.18%
--------------------------------

---------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 2001

ENTERPRISE TECHNOLOGY
FUND C - SHARES                  1-YEAR    07/01/99-12/31/01
 With Sales Charge              -34.92%           0.92%
 Without Sales Charge           -34.27%           0.92%
 S&P 500 Index*                 -11.88%          -5.74%
 Lipper Science & Technology
  Fund Index*                   -34.72%         -10.18%
-------------------------------

---------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 2001

ENTERPRISE TECHNOLOGY
FUND Y - SHARES                  1-YEAR    07/01/99-12/31/01
 Annualized Return              -33.65%           1.95%
 S&P 500 Index*                 -11.88%          -5.74%
 Lipper Science & Technology
  Fund Index*                   -34.72%         -10.18%
-------------------------------

     The Performance of Classes B, C, and Y will vary from the Performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

     Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     *The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Science & Technology Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net assets value, in the Lipper Science & Technology Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS

AGGRESSIVE STOCK, STOCK, INTERNATIONAL, SECTOR/SPECIALTY AND DOMESTIC HYBRID FUNDS' INVESTMENTS

     The table below shows the Aggressive Stock, Stock, International, Sector/Specialty and Domestic Hybrid Funds' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Fund achieve its investment goal.

X = Types of securities in which a Fund invests.

                                                                      SECTOR/SPECIALTY FUNDS
                                              GLOBAL     GLOBAL     GLOBAL                                 MERGERS
                                             FINANCIAL   HEALTH    SOCIALLY      GLOBAL                      AND
                                             SERVICES     CARE    RESPONSIVE   TECHNOLOGY   TECHNOLOGY   ACQUISITIONS
U.S. Stocks*                                     X         X          X            X            X             X
Foreign Stocks                                   X         X          X            X
Bonds


                                                           AGGRESSIVE
                                                             STOCK      INTERNATIONAL   STOCK    DOMESTIC HYBRID
U.S. Stocks*                                                   X              X           X             X
Foreign Stocks                                                                X                         X
Bonds                                                                                                   X

---------------

* Each Fund that invests in U.S. stocks may invest in large capitalization companies, medium capitalization companies and small capitalization companies. Large capitalization companies generally have market capitalizations of over $10 billion. Medium capitalization companies generally have market capitalizations ranging from $1.5 billion to $10 billion. Small capitalization companies generally have market capitalizations of $1.5 billion or less. However, there may be some overlap among capitalization categories. The Stock Funds and Domestic Hybrid Funds intend to invest primarily in stocks of large capitalization companies. The Mid-Cap Growth Fund intends to invest primarily in stocks of medium capitalization companies. The Small Company Growth Fund and the Small Company Value Fund intend to invest primarily in the stocks of small capitalization issuers.

     Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statements of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

     The investments listed above and the investments and strategies described throughout this prospectus are those that a Fund may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal; however, the Managed Fund may invest in securities ordinarily used by other funds for defensive purposes as part of its main investment strategy.

INCOME FUNDS' INVESTMENTS

     The table below shows the Income Funds' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Fund achieve its investment goal.

                                                             GOVERNMENT   HIGH-YIELD   TAX-EXEMPT   TOTAL
                                                             SECURITIES      BOND        INCOME     RETURN
U.S. Government Securities                                       X                                    X
Lower Rated Corporate Debt Securities -- Junk Bonds*                          X                       X
Mortgage-Backed Securities                                       X                                    X
Municipal Securities                                                                       X
Foreign Debt Securities                                                                               X

---------------

* In the case of the High-Yield Bond Fund, "junk bond" refers to any security rated lower than "Baa" by Moody's. If a Moody's rating is not available, the bond must be rated lower than "BBB" by Standard & Poor's. In the case of the Total Return Fund, "junk bond" refers to any security rated CCC up to BB by Standard & Poor's or Caa to Ba by Moody's; if unrated, then the Fund Manager must determine that the security is of comparable quality.

     Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

     The investments listed above and the investments and strategies described throughout this prospectus are those that a Fund may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

MONEY MARKET FUND'S INVESTMENTS

     The Money Market Fund's principal investments include: bank obligations, commercial paper and corporate obligations. The Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that the Fund will achieve its investment goal or maintain a stable share price of $1.00.

INITIAL PUBLIC OFFERINGS ("IPOS")

     Some of the Funds may participate in the IPO market, and a significant portion of those Funds' returns may be attributable to their investment in IPOs, which have a magnified impact on Funds with small asset bases. There is no guarantee that as those Funds' assets grow they will continue to experience substantially similar performance by investing in IPOs.

HIGHER-RISK SECURITIES AND PRACTICES

The following pages discuss the risks associated with certain types of higher-risk securities in which the Funds may invest and certain higher-risk practices in which the Funds might engage. The Statement of Additional Information provides information about these and other higher-risk securities and practices.

FOREIGN SECURITIES. Each of the Funds, except the Government Securities and Tax-Exempt Income Funds, might invest in foreign securities. These are some of the risks in owning foreign securities:

- Currency Fluctuation Risk. When a Fund invests in a security issued by a foreign company, the principal, income and sales proceeds may be paid to the Fund in a foreign currency. If a foreign currency declines in value relative to the U.S. dollar, the value of a Fund's investments could decline as a result.

- Social, Political and Economic Risk. The countries where some of the Funds may invest might be subject to a higher degree of social, political and economic instability than the United States, resulting from, among other things, inflation, changes in governments, increases in taxation and nationalizations. This instability might affect the financial condition of a company in which a Fund might invest and might disrupt the financial markets of a country in which a Fund has holdings.

- Regulation Risk. The countries where some of the Funds may invest generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result there generally is less publicly available information about foreign companies than about U.S. companies.

- Trading Risk. Trading practices in certain foreign countries are also significantly different from those in the United States. Although brokerage commissions are generally higher than those in the U.S., the Investment Adviser and Fund Manager will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.

- Custodial and Registration Procedures Risk. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

- Liquidity Risk. The securities markets in foreign countries have less trading volume than in the United States and their securities are often less liquid than securities in the United States. In countries with emerging securities markets, liquidity might be particularly low. This could make it difficult for a Fund to sell a security at a time or price desired.

- Emerging Securities Markets Risk. To the extent that the Funds invest in countries with emerging markets, the foreign securities risk are magnified since these countries may have unstable coverage and less established market.

HIGH RISK/YIELD SECURITIES. Each of the Funds, except the Government Securities, Money Market, Strategic Allocation and Tax-Exempt Income Funds, may invest in debt securities that are rated below investment grade. These securities typically offer higher yields than investment grade securities, but are also subject to more risk. This risk includes, but is not limited to, the following:

- Susceptibility to Economic Downturns. Issuers of securities that are below investment grade tend to be more greatly affected by economic downturns than issuers of higher grade securities. Consequently, there is a greater risk that an issuing company will not be able to make principal and interest payments.

- Liquidity Risk. The market for securities that are below investment grade is often less liquid than the market for investment grade securities. This could make it difficult for a Fund to sell a security at a time or price desired.

ILLIQUID AND RESTRICTED SECURITIES. Each of the Funds, except the Money Market Fund, may invest in illiquid and restricted securities.

- Illiquid Securities. These are securities that a Fund cannot sell on an open market. This means that a Fund might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security.

- Restricted Securities. These are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security's liquidity.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements under which a Fund purchases a security that a seller has agreed to repurchase from the Fund at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Fund might incur a loss. If the seller declares bankruptcy, the Funds may not be able to sell the security at the desired time.

HEDGING. Each of the Funds, except the Money Market Fund, may use certain derivative investment techniques to reduce, or hedge against, various market risks, such as interest rates, currency exchange rates and market movements. Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset. When derivatives are used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Derivatives may include, but are not limited to, puts, calls, futures and foreign currency contracts.

- Put and Call Options. Options are rights to buy or sell an underlying asset for a specified price during, or at the end of, a specified period of time. A purchased call option gives the holder the right to purchase the underlying asset from the writer of the option. A purchased put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment from the holder, which the writer keeps regardless of whether the holder exercises the option. Puts and calls could cause a Fund to lose money by forcing the sale or purchase of securities at inopportune times or, in the case of certain puts, for prices higher or, in the case of certain calls, for prices lower than current market values.

- Futures Transactions. These transactions involve the future sale by one party and purchase by another of a specified amount of an underlying asset at a price, date and time specified in the transaction contract. Futures contracts traded over-the-counter are often referred to as forward contracts. A contract to buy is often referred to as holding a long position, and a contract to sell is often referred to as holding a short position. With futures contracts, there is a risk that the prices of the securities subject to the futures contract may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract to react differently than the portfolio securities to market changes. Also, it is not certain that a secondary market for positions in futures contracts will exist.

- Foreign currency transactions. These are a type of futures transaction, which involve the future sale by one party and purchase by another of a given amount of foreign currency at a price, date and time specified in the transaction contract. Changes in currency exchange rates will affect these transactions and may result in poorer overall performance for a Fund than if it had not engaged in such transactions.

SHORT SALES. The Funds may engage in covered short sales. A "short sale" is the sale by the Funds of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Funds will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Funds may have to cover short positions at a higher price than the short sale price, resulting in a loss.

In a covered short sale, a Fund either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities shorted.

SECURITIES LENDING. All Funds except Multi-Cap Growth, Technology and Money Market, may lend portfolio securities with a value of up to 33 1/3% of a Fund's total assets, including collateral received for securities lent. There is a risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Funds may, therefore, lose the opportunity to sell the securities at the desirable price.

ACTIVE PORTFOLIO TRADING. The Mid-Cap Growth, Global Health Care, Mergers and Acquisitions, Managed and Total Return Funds may have high turnover rates that are more likely to generate more taxable short-term gains for shareholders and may have an adverse effect on the Funds' performance. The High-Yield Bond Fund may have a high turnover rate, which may have an adverse effect on its performance.

INVESTMENT ADVISOR AND FUND MANAGER

THE INVESTMENT ADVISOR

     Enterprise Capital Management, Inc. serves as the investment advisor to each of the Funds. The Advisor selects Fund Managers for the Funds, subject to the approval of the Board of Directors of the Funds, and reviews each Fund Manager's continued performance. Evaluation Associates, Inc., which has had 31 years of experience in evaluating investment advisors for individuals and institutional investors, assists the Advisor in selecting Fund Managers. The Advisor also provides various administrative services and acts as Fund Manager for the Money Market Fund.

     The Securities and Exchange Commission has issued an exemptive order that permits the Advisor to enter into or amend Agreements with Fund Managers without obtaining shareholder approval each time. The exemptive order permits the Advisor, with Board approval, to employ new Fund Managers for the Funds, change the terms of the Agreements with Fund Managers or enter into a new Agreement with a Fund Manager. Shareholders of a Fund have the right to terminate an Agreement with a Fund Manager at any time by a vote of the majority of the outstanding voting securities of such Fund. The Funds will notify shareholders of any Fund Manager changes or other material amendments to the Agreements with Fund Managers that occur under these arrangements.

     The Advisor, which was incorporated in 1986, served as principal investment advisor to Alpha Fund, Inc., the predecessor of the Enterprise Growth Fund. The Advisor also serves as investment advisor to Enterprise Accumulation Trust and Enterprise International Group of Funds. The Advisor's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022.

     For the fiscal year ended December 31, 2001, the Global Technology Fund and the Technology Fund each paid the Advisor a fee (as a percentage of average net assets) of 1.00%. The Advisor in turn compensated each Fund Manager at no additional cost to the Fund.

THE FUND MANAGER

     The Fund Manager for both the Global Technology Fund and Technology Fund is Fred Alger Management, Inc. ("Alger"), whose address is 111 Fifth Avenue, 2d Floor, New York, NY 10003.

     Alger has been an investment adviser since 1964. As of December 31, 2001, total assets under management for all clients were approximately $13.6 billion. Usual investment minimum is $5 million.

     Fred Alger and Dan Chung are the individuals responsible for the day-to-day management of both Funds. Mr. Alger founded Alger in 1964 and has served as Chairman since then. Since 2001, he has also served as President. Mr. Chung has been employed by Alger since 1994. Since 2001, Mr. Chung has served as Chief Investment Officer and previously served as Executive Vice President.

SHARES

SELECTING A SHARE CLASS

     Each class of shares has its own sales charge and expense structure, which allows you to choose the class of shares best suited to your investment needs. When choosing your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial advisor can help you determine which class is right for you.

     The table below summarizes the key features of Class A, B and C shares. They are described in more detail below.

                                       CLASS A                      CLASS B                      CLASS C
------------------------------------------------------------------------------------------------------------------
Availability?                Generally available through  Available only to investors  Available only to investors
                             most investment dealers.     purchasing less than         purchasing less than
                                                          $250,000 in a single         $1,000,000 in the
                                                          purchase order.              aggregate.
Initial Sales Charge?        Yes (except for Money        No. Entire purchase is       Yes (except for Money
                             Market Fund Class A shares,  invested in shares of a      Market Fund Class C shares,
                             which carry no sales         Fund.                        which carry no sales
                             charge). Payable at time of                               charge). Payable at time of
                             purchase. Lower sales                                     purchase.
                             charges available for
                             larger investments.
Contingent Deferred Sales    No. (However, we will        Yes (excludes initial        Yes (excludes initial
  Charge ("CDSC")?           charge a CDSC if you sell    purchases of shares in the   purchases of shares in the
                             within two years of          Money Market Fund). Payable  Money Market Fund). Payable
                             purchasing shares, on which  if you redeem your shares    if you redeem your shares
                             no initial sales charge was  within six years of          within one year of
                             imposed because the          purchase. Amount of CDSC     purchase.
                             original purchase price      gradually decreases over
                             exceeded $1 million.)        time.
Distribution and Service     0.45% distribution and       0.75% distribution fee and   0.75% distribution fee and
  Fees?                      service fee (except Money    0.25% service fee (except    0.25% service fee (except
                             Market Fund)                 Money Market Fund)           Money Market Fund)
Conversion to Class A        (Not applicable)             Yes, automatically after     No.
  Shares?                                                 eight years.

CLASS Y SHARES

     Each Fund offers Class Y shares for the minimum initial purchase amount of $1,000,000. Class Y shares do not bear a sales charge, distribution or service fee. Class Y shares are offered exclusively for sale to institutional investors, including banks, savings institutions, trust companies, insurance companies, investment companies registered under the Investment Company Act of 1940,
Section 501(c)3 entities, pension or profit sharing trusts, certain wrap account clients of broker/dealers, former shareholders of Retirement System Fund, Inc. ("RS Fund"), employees of Enterprise Capital Management, the Advisor to the Funds, direct referrals of Fund Managers or Evaluation Associates, Inc. ("EAI") or other financial institutional buyers. Certain wrap account clients of broker/dealers, former RS Fund shareholders, employees of the Advisor to the Funds and direct referrals of Fund Managers or EAI are offered Class Y shares at a lower minimum purchase amount.

     Enterprise Fund Distributors, Inc. (the "Distributor"), a subsidiary of Enterprise Capital Management, Inc., the Advisor to the Funds, is the principal underwriter for shares of the Funds. In addition to distribution and service fees paid by the Funds under the Class A, Class B and Class C distribution plans, the Distributor (or one of its affiliates) may make payments out of its own resources to dealers (including MONY Securities Corp.) and other persons who sell shares of the Funds. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

     The Distributor will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by the Distributor including promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell a significant number of shares.

CLASS A SHARES -- INITIAL SALES CHARGE OPTION

     If you select Class A shares of any Fund other than the Money Market Fund, you will pay a sales charge at the time of purchase. No initial sales charge applies to Class A shares that you receive through reinvestment of dividends or distributions. However, if you have received shares of the Money Market Fund through reinvestment of dividends, and you subsequently exchange those shares for Class A shares of another Fund, an initial sales charge will apply to the Class A purchase. The sales charges applicable to Class A shares are based on the following schedule:

                                                                                       DEALER DISCOUNT OR
                                   SALES CHARGE AS A       SALES CHARGE AS A             AGENCY FEE AS A
                                 PERCENTAGE OF OFFERING   PERCENTAGE OF AMOUNT            PERCENTAGE OF
YOUR INVESTMENT(1)                       PRICE                  INVESTED                OFFERING PRICE(2)
----------------------------------------------------------------------------------------------------------------
Up to $99,999..................          4.75%                   4.99%                        4.00%
$100,000 up to $249,999........          3.75%                   3.90%                        3.00%
$250,000 up to $499,999........          2.50%                   2.56%                        2.00%
$500,000 up to $999,999(3).....          2.00%                   2.04%                        1.50%
$1,000,000 and up(3)...........           None                    None           1% of the first $4.99 million;
                                                                                 0.75% of amounts from $5-19.99
                                                                                 million; 0.50% of amounts from
                                                                                 $20 million to $100 million;
                                                                                 0.25% of amounts in excess of
                                                                                 $100 million.

---------------

(1) In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the Funds, except for shares of the Money Market Fund.
(2) From time to time upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. During such periods, dealers may be deemed to have certain additional responsibilities under the securities laws. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips or merchandise. The Distributor will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by the Distributor including promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of shares.
(3) If certain employee benefit plans qualified under Section 401 and 403 of the Internal Revenue Code invest $500,000 or more or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies. However, if the plan or you redeem shares within 24 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The Distributor will compensate dealers in connection with purchases of Class A shares in excess of $500,000.

     If you purchase Class A shares, you will also pay a distribution and service fee at an annual rate of 0.45% of the average daily net assets attributable to Class A shares of each Fund.

CLASS B SHARES -- CDSC OPTION

     If you select Class B shares, you will not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years of purchase, you will be required to pay a CDSC, which will be deducted from your redemption proceeds. If you own Class B shares of a Fund other than the Money Market Fund, you will also pay distribution fees of 0.75% and service fees of 0.25% of the average daily net assets each year pursuant to Rule 12b-1 under the Investment Company Act of 1940. Because these fees are paid from the Funds' assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the CDSC and the distribution fees to reimburse its expenses of providing distribution-related services to the Funds.

     Initial purchases of Class B shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into another Class B or C Fund.

     The Fund will not accept purchase orders for Class B shares in amounts of $250,000 or more.

     The Class B CDSC gradually decreases as you hold your shares over time, according to the following schedule:

                                                              APPLICABLE CLASS B
YEARS SINCE PURCHASE                                          CONTINGENT DEFERRED
ORDER WAS ACCEPTED                                               SALES CHARGE
---------------------------------------------------------------------------------
One year....................................................        5.00%
Over one year up to two years...............................        4.00%
Over two years up to three years............................        4.00%
Over three years up to four years...........................        3.00%
Over four years up to five years............................        2.00%
Over five years up to six years.............................        1.00%
More than six years.........................................         None

CLASS C -- INITIAL SALES CHARGE AND CDSC OPTION

     If you select Class C shares other than the Money Market Fund, you will pay an initial sales charge at the time of purchase. No initial sales charge applies to Class C shares that you receive through reinvestment of dividends or distributions. However, if you have received shares of the Money Market Fund through reinvestment of dividends, and you subsequently exchange those shares for Class C shares of another Fund, an initial sales charge will apply to the Class C purchase.

     The sales charges applicable to Class C shares are based on the following schedule:

                                                DEALER DISCOUNT OR
  SALES CHARGE AS A       SALES CHARGE AS A      AGENCY FEE AS A
PERCENTAGE OF OFFERING   PERCENTAGE OF AMOUNT     PERCENTAGE OF
       PRICE(1)                INVESTED           OFFERING PRICE
------------------------------------------------------------------
        1.00%                   1.01%                 1.00%

---------------

(1) No initial sales charge applies to purchases made through retirement accounts qualified under the Internal Revenue Code.

     In addition to the Initial Sales Charge, if you redeem your Class C shares within one year of purchase, you will be required to pay a CDSC of 1.00%, which will be deducted from your redemption proceeds. Initial purchases of Class C shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into another Class B or C Fund. If you own Class C shares of a Fund other than the Money Market Fund, you will also pay distribution fees of 0.75% and service fees of 0.25% of the average daily net assets each year pursuant to Rule 12b-1 under the Investment Company Act of 1940. Because these fees are paid from the Funds' assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the CDSC and the distribution fees to reimburse its expenses of providing distribution-related services to the Funds.

     The Fund will not accept purchase orders for Class C shares in amounts of $1,000,000 or more.

DETERMINATION OF THE CDSC

     Each applicable CDSC will be determined using the original purchase cost or current market value of the shares being redeemed, whichever is less. There is no CDSC imposed upon the redemption of reinvested dividends or distributions. Moreover, no CDSC will be charged upon the exchange of shares from one Fund into another. In determining whether a CDSC is payable, we assume that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased.

     Class B and Class C shareholders of a Fund may exchange their shares for Class B or Class C shares of the Money Market Fund. Exchanges from a Fund other than the Money Market Fund will continue to be subject to the CDSC schedule of the Fund from which the exchange was made, but will reflect the time the shares are held in the Money Market Fund.

     The following example illustrates the calculation of a CDSC. Assume that you make a single purchase of $10,000 of a Fund's Class B shares at a price of $10 per share. Sixteen months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000; the current price per share is $11. If you then redeem $5,500 in share values, (500 shares) the CDSC would apply only to $4,000. That figure is arrived at by taking the entire redemption amount ($5,500) minus the reinvested dividends ($1,000), minus the appreciation per share redeemed ($1 per share X the number of shares redeemed--$500). The charge would be at a rate of 4% ($160) because it was in the second year after the purchase was made.

CLASS A INITIAL SALES CHARGE WAIVERS

     The following individuals and institutions may purchase Class A shares without an initial sales charge:

        - Selling brokers, their employees and their registered representatives.

        - Employees, clients or direct referrals of any Fund Manager or of Evaluation Associates, Inc.

        - Directors, former directors, employees or retirees of the Advisor or of The MONY Group Inc. ("MONY") and its subsidiaries.

        - Family including spouses, parents, siblings, children and grandchildren and employee benefit plans of any of the first three categories.

        - MONY and its subsidiaries.

        - Clients of fee-based financial planners.

        - Financial institutions and financial institutions' trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity.

CLASS C INITIAL SALES CHARGE WAIVERS

     Class C shares may be purchased without an initial sales charge by the following:

        - Certain Dealers, with the agreement of the Distributor.

        - Shareholders who purchased Class C shares in a Fund prior to April 1, 2002, and desire to purchase additional Class C shares in the same Fund.

        - Shareholders who purchased Class C shares in a Fund prior to April 1, 2002, and desire to exchange those Class C shares into a different Fund (the "New Fund"), one time only. Additional Class C purchases in the New Fund are subject to the Class C initial sales charge.

        - Investors in retirement accounts qualified under the Internal Revenue Code.

     The Class A initial sales charge may be reduced in connection with purchases by members of certain associations, fraternal groups, franchise organizations and unions. There are also several special purchase plans that allow you to combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule. For information about initial sales charge reductions, the "Right of Accumulation Discount" and "Letter of Intent Investments," contact your financial advisor or broker, or consult the Statement of Additional Information.

     The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributor that are described in the Statement of Additional Information. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.

CDSC WAIVERS

     Your CDSC will be waived in connection with:

        - Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by plans qualified under IRC Section 401(a) or from custodial accounts under IRC Section 403(b)(7), deferred compensation plans under the IRC Section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans.

        - The liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum.

        - Redemption of shares of a shareholder (including a registered joint owner) who has died.

        - Redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being sold becomes totally disabled (as evidenced by a determination by the federal Social Security Administration).

        - Redemptions under a Fund's systematic withdrawal plan at a maximum of 10% per year of the net asset value of the account.

        - Redemptions made pursuant to any Individual Retirement Account (IRA) systematic withdrawal based on the shareholder's life expectancy in accordance with the requirements of the IRC.

CONVERSION OF CLASS B SHARES

     Your Class B shares will automatically convert to Class A shares of the same Fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

REINSTATEMENT PRIVILEGE

     If you redeem shares of a Fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same Class of the same Fund within 180 days of redemption. Specifically, when you reinvest, the Fund will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. The return of a CDSC may affect determination of gain or loss relating to the original sale transaction for federal income tax purposes. The Fund may modify or terminate the reinstatement privilege at any time.

PURCHASING, REDEEMING AND EXCHANGING SHARES

     The charts below summarize how to purchase, redeem and exchange Class A, Class B and Class C shares of the Funds.

  HOW TO PURCHASE SHARES                          IMPORTANT INFORMATION ABOUT PURCHASING SHARES
  Select the Fund and the share Class             Be sure to read this prospectus carefully.
    appropriate for you
  Determine how much you would like to invest     The minimum initial investment for the Funds is $1,000 for each Fund, except:
                                                    - $250 for retirement plans
                                                    - $100 for the Automatic Bank Draft Plan
                                                  The minimum investment for additional purchases is $50 for all accounts except:
                                                    - $25 for retirement plans
                                                    - $25 for the Automatic Bank Draft Plan
  Have your securities dealer submit your         The price of your shares is based on the next calculation of
    purchase order                                net asset value after your order is received by the
                                                  Enterprise Shareholder Services Division of the Transfer
                                                  Agent. All purchases made by check should be in U.S. dollars and made payable to The Enterprise Group of Funds, Inc., or in the case of a retirement account, the custodian or
                                                  trustee. Third-party checks and money orders will not be
                                                  accepted.
  Receive Letter of Intent Discount               You are entitled to a reduced sales charge on $100,000 or
                                                  more of Class A shares purchased within 13 months. The
                                                  minimum investment is 5% of the amount indicated which will be held in escrow in your name. This secures payment of the higher sales charge of shares actually purchased if the full amount indicated is not purchased within 13 months. Escrowed shares will be redeemed to pay additional sales charges if necessary. Escrowed shares will be released when you
                                                  purchase the full amount.
  Receive Right of Accumulation Discount          You are entitled to a reduced sales charge on additional
                                                  purchases of Class A shares if the value of their existing aggregate holdings equals $100,000 or more. [See
                                                  "Shareholder Account Information -- Class A
                                                  Shares -- Initial Sales Charge Option" in the Prospectus for
                                                  more information.] To determine the discount, fund share
                                                  holdings of your immediate family, accounts you control as a single investor, trustee of or participant in pooled and
                                                  similar accounts, will be totaled when you notify Enterprise of the applicable accounts.
  Acquire additional shares through the           Dividends and capital gains distributions may be
    Automatic Reinvestment Plan                   automatically reinvested in the same Class of shares without a sales charge. This does not apply to Money Market Fund
                                                  dividends invested in another Fund.
  Participate in the Automatic Bank Draft Plan    Your bank account may be debited monthly for automatic
                                                  investment into one or more of the Funds for each Class.
  Acquire Additional Shares through the           If you have your bank account linked to your Enterprise
    Automatic Purchase Plan                       account, you can call Shareholder Services at 1-800-368-3527 prior to 4:00 Eastern Standard Time and purchase shares at that day's closing price. The money will be taken from your bank account within one to five days.
  Participate in the Automatic Dollar Cost        You may have your shares automatically invested on a monthly
    Averaging Plan                                basis into the same Class of one or more of the Funds. As
                                                  long as you maintain a balance of $1,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in another Enterprise Fund or you may open a new account with $100 or more.
  Participate in a Retirement Plan                You may use shares of the Funds to establish a Profit
                                                  Sharing Plan, Money Purchase Plan, Conventional IRA, Roth
                                                  IRA, Coverdell Education Savings Account, other retirement plans funded by shares of a Fund and other investment plans which have been approved by the Internal Revenue Service.
                                                  The Distributor pays the cost of these plans, except for the retirement plans, which charge an annual custodial fee. If you would like to find out more about these plans, please
                                                  contact the Retirement Plan Department.

     The charts below summarize how those who qualify to purchase Y class shares may purchase, redeem and exchange shares of the Funds.

  HOW TO PURCHASE SHARES                          IMPORTANT INFORMATION ABOUT PURCHASING SHARES
  Select the Fund appropriate for you             Be sure to read this prospectus carefully.
  Have your securities dealer submit your         The price of your shares is based on the next calculation of
    purchase order                                net asset value after your order is received by the
                                                  Enterprise Shareholder Services Division of the Transfer
                                                  Agent. All purchases made by check should be in U.S. dollars and made payable to The Enterprise Group of Funds, Inc., or in the case of a retirement account, the custodian or
                                                  trustee. Third-party checks will not be accepted.
  Acquire additional shares through the           Dividends and capital gains distributions may be
    Automatic Reinvestment Plan                   automatically reinvested in the same Class of shares without a sales charge.
  Participate in the Automatic Dollar Cost        You may have your shares automatically invested on a monthly
    Averaging Plan                                basis into the same Class of one or more of the Funds. If
                                                  you are not subject to the minimum investment requirement of
                                                  $1,000,000, as long as you maintain a balance of $1,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in
                                                  another Fund or you may open a new account with $100 or
                                                  more.
  Participate in a Retirement Plan                You may use shares of the Funds to establish a Profit
                                                  Sharing Plan, Money Purchase Plan, Traditional IRA, Roth
                                                  IRA, Educational IRA, other retirement plans funded by
                                                  shares of a Fund and other investment plans which have been approved by the Internal Revenue Service.
                                                  The Distributor pays the cost of these plans, except for the retirement plans, which charge an annual custodial fee. If you would like to find out more about these plans, please
                                                  contact the Transfer Agent.

  HOW TO REDEEM YOUR SHARES                       IMPORTANT INFORMATION ABOUT REDEEMING SHARES
  Have your investment dealer submit your         The redemption price of your shares is based on the next
    redemption order                              calculation of net asset value after your order is received.
  Call the Transfer Agent at 1-800-368-3527       You may redeem your shares by telephone if you have
                                                  authorized this service. If you make a telephone redemption request, you must furnish:
                                                    - the name and address of record of the registered owner,
                                                    - the account number and tax i.d. number,
                                                    - the amount to be withdrawn, and
                                                    - the name of the person making the request.
                                                  Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another Fund. All telephone
                                                  redemption instructions are recorded and are limited to
                                                  requests of $50,000 or less.
  Write the Transfer Agent at:                    You may redeem your shares by sending in a written request.
    Enterprise Shareholder Services               If you own share certificates, they must accompany the
    P.O. Box 219731                               written request. You must obtain a signature guarantee if:
    Kansas City, MO 64121-9731                      - the redemption proceeds exceed $50,000,
                                                    - the proceeds are to be sent to an address other than the address of record, or
                                                    - the proceeds are to be sent to a person other than the
                                                  registered holder.
                                                  You can generally obtain a signature guarantee from the
                                                  following sources:
                                                    - a member firm of a domestic securities exchange;
                                                    - a commercial bank;
                                                    - a savings and loan association;
                                                    - a credit union; or
                                                    - a trust company.
                                                  Corporations, executors, administrators, trustees or
                                                  guardians may need to include additional documentation with a request to redeem shares and a signature guarantee.
  Payment of Proceeds In General                  The Funds normally will make payment of redemption proceeds within seven days after your request has been properly made and received. When purchases are made by check or periodic account investment, redemption proceeds may not be available until the investment being redeemed has been in the account for seven calendar days. The Funds may suspend the
                                                  redemption privilege or delay sending redemption proceeds
                                                  for more than seven days during any period when the New York
                                                  Stock Exchange is closed or an emergency warranting such
                                                  action exists as determined by the Securities and Exchange
                                                  Commission.
  Receipt of Proceeds By Wire                     For a separate $10 charge, you may request that your
                                                  redemption proceeds of $250,000 or less be wired. If you
                                                  submit a written request, your proceeds may be wired to any bank. If you authorize the Transfer Agent to accept
                                                  telephone wire requests, any authorized person may make such requests at 1-800-368-3527. However, on a telephone request, your proceeds may be wired only to a bank previously
                                                  designated by you in writing. If you have authorized
                                                  expedited wire redemption, shares can be sold and the
                                                  proceeds sent by federal wire transfer to a single,
                                                  previously designated bank account. Otherwise, proceeds
                                                  normally will be sent to the designated bank account the
                                                  following business day. To change the name of the single
                                                  designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to the Transfer Agent.
  Participate in the Bank Purchase and            You may initiate an Automatic Clearing House (ACH) Purchase
    Redemption Plan                               or Redemption directly to a bank account when you have
                                                  established proper instructions, including all applicable
                                                  bank information, on the account.

  HOW TO REDEEM YOUR SHARES                       IMPORTANT INFORMATION ABOUT REDEEMING SHARES
  Participate in a Systematic Withdrawal Plan     If you have at least $5,000 in your account you may
                                                  participate in a systematic withdrawal plan. Under a plan, you may arrange monthly, quarterly, semi-annual or annual
                                                  automatic withdrawals of at least $100 from any Fund. The
                                                  proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing, including to a life insurance company, such as an affiliate of MONY. The $5,000 minimum
                                                  account size is not applicable to Individual Retirement
                                                  Accounts. The Funds process sales through a systematic
                                                  withdrawal plan on the 15th day of the month or the
                                                  following business day if the 15th is not a business day.
                                                  Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the
                                                  designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the
                                                  shares redeemed, sales for the purpose of making such
                                                  payments may reduce or even exhaust the account.
                                                  The Funds may amend the terms of a systematic withdrawal
                                                  plan on 30 days' notice. You or the Funds may terminate the plan at any time.

  HOW TO EXCHANGE YOUR SHARES                     IMPORTANT INFORMATION ABOUT EXCHANGING YOUR SHARES
  Select the Fund into which you want to          You can exchange your shares of a Fund for the same Class of
    exchange. Be sure to read the prospectus      shares of any other Fund.
    describing the Fund into which you want to
    exchange.
                                                  No CDSC will be charged upon the exchange of shares, but in the case of shares held one month or less (other than shares acquired through reinvestment of dividends or other
                                                  distributions and excluding redemptions or exchanges from
                                                  the Money Market Fund and redemptions made through a
                                                  Systematic Withdrawal Plan) for exchanges or redemptions of a value of $25,000 or more, a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the
                                                  remaining shareholders. This fee is intended to mitigate the costs caused to the Fund by early redemptions that may
                                                  disrupt effective management of the Fund. It may be modified or discontinued at any time or from time to time. The Fund will use the "first in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date
                                                  for shares held in your account.
                                                  If you are not subject to the minimum investment requirement of $1,000,000, and your exchange results in the opening of a new account in a Fund, you are subject to the minimum
                                                  investment requirement of $1,000. Original investments in
                                                  the Money Market Fund which are transferred to other Funds are considered purchases rather than exchanges.
  Call the Transfer Agent at 1-800-368-3527       If you authorize the Transfer Agent to act upon telephone
                                                  exchange requests, you or anyone who can provide the
                                                  Transfer Agent with account registration information may
                                                  exchange by telephone.
                                                  If you exchange your shares by telephone, you must furnish:
                                                    - the name of the Fund you are exchanging from,
                                                    - the name and address of the registered owner,
                                                    - the account number and tax i.d. number,
                                                    - the dollar amount or number of shares to be exchanged,
                                                    - the Fund into which you are exchanging, and
                                                    - the name of the person making the request.
  Write the Transfer Agent at:                    To exchange by letter, you must state:
    Enterprise Shareholder Services                 - the name of the Fund you are exchanging from,
    P.O. Box 219731                                 - the account name(s) and address,
    Kansas City, MO 64121-9731                      - the account number,
                                                    - the dollar amount or number of shares to be exchanged,
                                                  and
                                                    - the Fund into which you are exchanging.
                                                  You must also sign your name(s) exactly as it appears on
                                                  your account statement.

TRANSACTION AND ACCOUNT POLICIES

VALUATION OF SHARES

     When you purchase shares, you pay the offering price, which is net asset value, plus any applicable sales charges. When you redeem your shares, you receive the net asset value, minus any applicable CDSC. The Funds calculate a share's net asset value by dividing net assets of each class by the total number of outstanding shares of such class.

     The Funds calculate net asset value after the close of regular trading on each day the New York Stock Exchange is open.

     Except with respect to the Money Market Fund, investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Directors.

     If market quotations are not readily available or do not accurately reflect fair value for a security, such security may be valued at its fair value, as determined by methods approved by the Board of Directors. A fund may use fair value pricing if, for example, a security's value is affected by a significant event that occurs after the close of the primary exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur with domestic securities as well. For example, if a significant event occurs after the close of a foreign security's primary exchange, but prior to the calculation of the Fund's net asset value, the Fund may adjust the security's closing price on the primary exchange to reflect the fair valuation of the security after the significant event.

     Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost and any discount or premium is amortized to par over the period until maturity without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1 percent.

     The Money Market Fund seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that the Money Market Fund will be able to do so.

     The different expenses borne by each class of shares of a Fund will result in different net asset values and dividends for each class. The net asset values of the three classes of each Fund may, however, converge immediately after the recording of dividends.

EXECUTION OF REQUESTS

     The net asset value used in determining your purchase, redemption or exchange price is the one next calculated after your order is received by the Fund. Price calculations will be based on trades placed in good order by the close of regular trading on each day the New York Stock Exchange is open. The Distributor or the Fund may reject any order. From time to time, the Funds may suspend the sale of shares. In such event, existing shareholders normally will be permitted to continue to purchase additional shares of the same class and to have dividends reinvested.

     The Funds normally pay redemption proceeds in cash. However, if a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price in securities (redemption in kind), in which case, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Funds have made an election that requires them to pay $250,000 of redemption proceeds in cash, subject to other restrictions as described in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

     If you elect to exchange or redeem your shares by telephone, you are subject to the risk that neither the Funds nor the Transfer Agent will be liable for properly acting upon unauthorized telephone instructions believed to be genuine. The Funds use reasonable procedures to confirm that telephone instructions are genuine. However, if appropriate measures are not taken, the Funds may be liable for any losses that may occur to an account due to an unauthorized telephone call.

EXCHANGES AND REDEMPTIONS

     The Funds may refuse to allow the exercise of the exchange privilege in less than two-week intervals or may restrict an exchange from any Fund until shares have been held in that Fund for at least seven days. The Funds may also discontinue or modify the exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee, upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission ("SEC"). Your exchange may be processed only if the shares of the Fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

     In addition, if a Fund determines that an investor is using market timing strategies or making excessive exchanges or redemptions, the Fund reserves the right to refuse any exchange order that could involve actual or potential harm to the Fund.

     If you redeem or exchange shares of a Fund (excluding redemptions or exchanges from the Money Market Fund) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), for exchanges or redemptions of a value of $25,000 or more, a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to mitigate the costs caused to the Fund by early redemptions that may disrupt effective management of the Fund. It may be modified or discontinued at any time or from time to time. The Fund will use the "first in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.

SHARE CERTIFICATES

     The Funds do not ordinarily issue certificates representing shares of the Funds. Instead, shares are held on deposit for shareholders by the Funds' Transfer Agent, which will send you a statement of shares owned in each Fund following each transaction in your account. If you wish to have certificates for your shares, you may request them from the Transfer Agent by writing to Enterprise Shareholder Services, P.O. Box 219731, Kansas City, MO 64121-9731. The Funds do not issue certificates for fractional shares. You may redeem or exchange certificated shares only by returning the certificates to the Fund, along with a letter of instruction and a signature guarantee. Special shareholder services such as telephone redemptions, exchanges, electronic funds transfers and wire orders are not available if you hold certificates.

SMALL ACCOUNTS

     For accounts with balances under $1,000, an annual service charge of $25 per account registration per Fund will apply, excluding Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts and Savings Plan Accounts.

     If your account balance drops to $500 or less, a Fund may close out your account and mail you the proceeds. You will always be given at least 45 days written notice to give you time to add to your account and avoid redeeming your shares.

REPORTS TO SHAREHOLDERS

     Every year the Funds will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information. To reduce expenses, the Funds will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct the Funds or your financial adviser otherwise.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund will distribute substantially all of its net investment income and realized net capital gains, if any.

     Each Fund makes distributions of capital gains and declares and pays dividends of net investment income, if any, at least annually. The following Funds declare daily and pay monthly dividends of net investment income:
Government Securities Fund, High-Yield Bond Fund, Tax-Exempt Income Fund, Total Return Fund and Money Market Fund.

     Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the same Fund and Class on which they were paid at the net asset value. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. Alternatively, if you contact the Transfer Agent, you may elect to receive dividends or capital gains distributions, or both, in cash.

     You will pay tax on dividends and distributions from the Funds whether you receive them in cash or additional shares. The Funds intend to make distributions that will either be taxed as ordinary income or capital gains. It is expected that distributions from the Income Funds (other than exempt interest dividends paid by the Tax-Exempt Income Fund) and the Money Market Fund generally will be taxed as ordinary income. If, for any taxable year, a Fund distributes income from dividends from domestic corporations, and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the ordinary income dividends they receive.

     If you redeem shares of a Fund or exchange them for shares of another Fund, unless you are a dealer, you generally will recognize capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss, if you held such shares for more than 12 months. The maximum long-term capital gain tax rate for individuals is currently 20%.

     Income received by the Funds from investments in securities issued by foreign issuers may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends (which include distributions of net short term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

     The Funds are required to withhold 30% (subject to phased-in reductions) ("Back-Up Withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct social security or taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to Back-Up Withholding. Corporate and certain other shareholders are exempt from Back-Up Withholding.

     Dividends derived from interest on municipal securities and designated by the Tax-Exempt Income Fund as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net capital gains realized by the Fund are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income or accrued market discount realized by the Fund will be distributed as a taxable ordinary income dividend distribution.

These rules apply whether such distribution is made in cash or in additional shares. Any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received.

     Income from certain "private activity" bonds issued after August 7, 1986, are items of tax preference for the corporate and individual alternative minimum tax. If the Tax-Exempt Income Fund invests in private activity bonds, you may be subject to the alternative minimum tax on that part of such Fund distributions derived from interest income on those bonds. The receipt of exempt-interest dividends also may have additional tax consequences. Certain of these are described in the Statement of Additional Information.

     The treatment for state and local tax purposes of distributions from the Tax-Exempt Income Fund representing municipal securities interest will vary according to the laws of state and local taxing authorities.

     The foregoing summarizes some of the federal income tax considerations with respect to the Funds and their shareholders. It is not a substitute for personal tax advice. You should consult your tax advisor for more information regarding the potential tax consequences of an investment in the Funds under all applicable tax laws.

     The Funds will mail statements indicating the tax status of your distributions to you annually.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Funds' financial performance. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. The Fund's financial statements and the independent auditors' report thereon are in the Annual Report, which may be obtained without charge by calling the Fund at 800-368-3527.


                                                                                      FOR THE PERIOD*
                                                                 YEAR ENDED               6/30/00
ENTERPRISE GLOBAL TECHNOLOGY FUND (CLASS A)                   DECEMBER 31, 2001       THROUGH 12/31/00
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $  5.85                $ 10.00
Net Investment Income (Loss)................................         (0.06)(F)              (0.13)(F)
Net Realized and Unrealized Gain (Loss) on Investments......         (2.71)                 (4.02)
                                                              ----------------------------------------
Total from Investment Operations............................         (2.77)                 (4.15)
                                                              ----------------------------------------
Dividends from Net Investment Income........................            --                     --
Distributions from Capital Gains............................            --                     --
                                                              ----------------------------------------
Total Distributions.........................................            --                     --
                                                              ----------------------------------------
Net Asset Value End of Period...............................       $  3.08                $  5.85
                                                              ----------------------------------------
Total Return(C).............................................        (47.35)%               (41.50)%(B)
Net Assets End of Period (In Thousands).....................       $ 4,009                $10,093
Ratio of Expenses to Average Net Assets.....................          1.90%                  1.90%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................          2.65%                  2.28%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         (1.50)%                (1.51)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................         (2.25)%                (1.88)%(A)
Portfolio Turnover Rate.....................................           195%                   105%(B)



                                                                                      FOR THE PERIOD*
                                                                 YEAR ENDED               6/30/00
ENTERPRISE GLOBAL TECHNOLOGY FUND (CLASS B)                   DECEMBER 31, 2001       THROUGH 12/31/00
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $  5.82                $ 10.00
Net Investment Income (Loss)................................         (0.08)(F)              (0.18)(F)
Net Realized and Unrealized Gain (Loss) on Investments......         (2.69)                 (4.00)
                                                              ----------------------------------------
Total from Investment Operations............................         (2.77)                 (4.18)
                                                              ----------------------------------------
Dividends from Net Investment Income........................            --                     --
Distributions from Capital Gains............................            --                     --
                                                              ----------------------------------------
Total Distributions.........................................            --                     --
                                                              ----------------------------------------
Net Asset Value End of Period...............................       $  3.05                $  5.82
                                                              ----------------------------------------
Total Return(D).............................................        (47.59)%               (41.80)%(B)
Net Assets End of Period (In Thousands).....................       $ 3,284                $ 7,011
Ratio of Expenses to Average Net Assets.....................          2.45%                  2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................          3.20%                  2.82%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         (2.05)%                (2.06)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................         (2.80)%                (2.42)%(A)
Portfolio Turnover Rate.....................................           195%                   105%(B)

                                                                                      FOR THE PERIOD*
                                                                 YEAR ENDED               6/30/00
ENTERPRISE GLOBAL TECHNOLOGY FUND (CLASS C)                   DECEMBER 31, 2001       THROUGH 12/31/00
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $  5.82                $ 10.00
Net Investment Income (Loss)................................         (0.08)(F)              (0.18)(F)
Net Realized and Unrealized Gain (Loss) on Investments......         (2.69)                 (4.00)
                                                              ----------------------------------------
Total from Investment Operations............................         (2.77)                 (4.18)
                                                              ----------------------------------------
Dividends from Net Investment Income........................            --                     --
Distributions from Capital Gains............................            --                     --
                                                              ----------------------------------------
Total Distributions.........................................            --                     --
                                                              ----------------------------------------
Net Asset Value End of Period...............................       $  3.05                $  5.82
                                                              ----------------------------------------
Total Return(D).............................................        (47.59)%               (41.80)%(B)
Net Assets End of Period (In Thousands).....................       $   892                $ 2,308
Ratio of Expenses to Average Net Assets.....................          2.45%                  2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................          3.19%                  2.82%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         (2.04)%                (2.06)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................         (2.78)%                (2.42)%(A)
Portfolio Turnover Rate.....................................           195%                   105%(B)



                                                                                      FOR THE PERIOD*
                                                                 YEAR ENDED               6/30/00
ENTERPRISE GLOBAL TECHNOLOGY FUND (CLASS Y)                   DECEMBER 31, 2001       THROUGH 12/31/00
------------------------------------------------------------------------------------------------------
Net asset value beginning of period.........................       $  5.87                $ 10.00
Net investment income (loss)................................         (0.04)(F)              (0.09)(F)
Net realized and unrealized gain (loss) on investments......         (2.72)                 (4.04)
                                                              ----------------------------------------
Total from investment operations............................         (2.76)                 (4.13)
                                                              ----------------------------------------
Dividends from net investment income........................            --                     --
Distributions from capital gains............................            --                     --
                                                              ----------------------------------------
Total distributions.........................................            --                     --
                                                              ----------------------------------------
Net asset value end of period...............................          3.11                $  5.87
                                                              ----------------------------------------
Total return................................................        (47.02)%               (41.30)%(B)
Net assets end of period (in thousands).....................       $   158                $   367
Ratio of expenses to average net assets.....................          1.45%                  1.45%(A)
Ratio of expenses to average net assets (excluding
 reimbursement).............................................          2.20%                  1.89%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................         (1.05)%                (0.97)%(A)
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)..................................         (1.80)%                (1.41)%(A)
Portfolio turnover rate.....................................           195%                   105%(B)



                                                                   YEAR ENDED
                                                                  DECEMBER 31,            FOR THE PERIOD**
                                                              ---------------------     JULY 1, 1999 THROUGH
ENTERPRISE TECHNOLOGY FUND (CLASS A)                           2001          2000        DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 15.47       $ 31.72           $  10.00
Net Investment Income (Loss)................................    (0.17)(F)     (0.47)(F)          (0.12)(F)
Net Realized and Unrealized Gain (Loss) on Investments......    (5.08)       (15.68)             22.19
                                                              ----------------------------------------------
Total from Investment Operations............................    (5.25)       (16.15)             22.07
                                                              ----------------------------------------------
Dividends from Net Investment Income........................       --            --                 --
Distributions from Capital Gains............................       --         (0.10)             (0.35)
                                                              ----------------------------------------------
Total Distributions.........................................       --         (0.10)             (0.35)
                                                              ----------------------------------------------
Redemption Fees.............................................     0.00(G)         --                 --
                                                              ----------------------------------------------
Net Asset Value End of Period...............................    10.22       $ 15.47           $  31.72
                                                              ----------------------------------------------
Total Return(C).............................................   (33.94)%      (51.10)%           220.79%(B)
Net Assets End of Period (In Thousands).....................  $49,028       $90,800           $119,283
Ratio of Expenses to Average Net Assets.....................     1.90%         1.86%              1.90%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.11%         1.86%              2.04%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (1.36)%       (1.64)%            (1.28)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................    (1.57)%       (1.64)%            (1.42)%(A)
Portfolio Turnover Rate.....................................      331%          256%                31%



                                                                   YEAR ENDED
                                                                  DECEMBER 31,            FOR THE PERIOD**
                                                              ---------------------     JULY 1, 1999 THROUGH
ENTERPRISE TECHNOLOGY FUND (CLASS B)                           2001          2000        DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 15.36       $ 31.65           $  10.00
Net Investment Income (Loss)................................    (0.23)(F)     (0.62)(F)          (0.18)(F)
Net Realized and Unrealized Gain (Loss) on Investments......    (5.03)       (15.57)             22.18
                                                              ----------------------------------------------
Total from Investment Operations............................    (5.26)       (16.19)             22.00
                                                              ----------------------------------------------
Dividends from Net Investment Income........................       --            --                 --
Distributions from Capital Gains............................       --         (0.10)             (0.35)
                                                              ----------------------------------------------
Total Distributions.........................................       --         (0.10)             (0.35)
                                                              ----------------------------------------------
Net Asset Value End of Period...............................  $ 10.10       $ 15.36           $  31.65
                                                              ----------------------------------------------
Total Return(D).............................................   (34.24)%      (51.34)%           220.09%(B)
Net Assets End of Period (In Thousands).....................  $57,356       $98,049           $107,176
Ratio of Expenses to Average Net Assets.....................     2.45%         2.41%              2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.66%         2.41%              2.56%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (1.91)%       (2.20)             (1.85)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................    (2.12)%       (2.20)%            (1.96)%(A)
Portfolio Turnover Rate.....................................      331%          256%                31%

                                                                   YEAR ENDED
                                                                  DECEMBER 31,            FOR THE PERIOD**
                                                              ---------------------     JULY 1, 1999 THROUGH
ENTERPRISE TECHNOLOGY FUND (CLASS C)                           2001          2000        DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 15.35       $ 31.65           $  10.00
Net Investment Income (Loss)................................    (0.23)(F)     (0.63)(F)          (0.17)(F)
Net Realized and Unrealized Gain (Loss) on Investments......    (5.03)       (15.57)             22.17
                                                              ----------------------------------------------
Total from Investment Operations............................    (5.26)       (16.20)             22.00
                                                              ----------------------------------------------
Dividends from Net Investment Income........................       --            --                 --
Distributions from Capital Gains............................       --         (0.10)             (0.35)
                                                              ----------------------------------------------
Total Distributions.........................................       --         (0.10)             (0.35)
                                                              ----------------------------------------------
Net Asset Value End of Period...............................  $ 10.09       $ 15.35           $  31.65
                                                              ----------------------------------------------
Total Return(D).............................................   (34.27)%      (51.37)%           220.09%(B)
Net Assets End of Period (In Thousands).....................  $15,021       $31,162           $ 35,448
Ratio of Expenses to Average Net Assets.....................     2.45%         2.41%              2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.66%         2.41%              2.57%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (1.90)%       (2.20)%            (1.84)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)..................................    (2.11)%       (2.20)%            (1.96)%(A)
Portfolio Turnover Rate.....................................      331%          256%                31%



                                                                     YEAR ENDED                 FOR THE PERIOD**
                                                                    DECEMBER 31,                     7/1/99
                                                              -------------------------             THROUGH
ENTERPRISE TECHNOLOGY FUND (CLASS Y)                           2001              2000               12/31/99
----------------------------------------------------------------------------------------------------------------
Net asset value beginning of period.........................  $ 15.60           $ 31.82             $  10.00
Net investment income (loss)................................    (0.11)(F)         (0.34)(F)            (0.06)(F)
Net realized and unrealized gain (loss) on investments......    (5.14)           (15.78)               22.23
                                                              --------------------------------------------------
Total from investment operations............................    (5.25)           (16.12)               22.17
                                                              --------------------------------------------------
Dividends from net investment income........................       --                --                   --
Distributions from capital gains............................       --             (0.10)               (0.35)
                                                              --------------------------------------------------
Total distributions.........................................       --             (0.10)               (0.35)
                                                              --------------------------------------------------
Net asset value end of period...............................  $ 10.35           $ 15.60             $  31.82
                                                              --------------------------------------------------
Total return................................................   (33.65)%          (50.84)%             221.79%(B)
Net assets end of period (in thousands).....................  $   430           $   605             $  1,381
Ratio of expenses to average net assets.....................     1.45%             1.39%                1.45%(A)
Ratio of expenses to average net assets (excluding
 reimbursement).............................................     1.66%             1.39%                1.79%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................    (0.93)%           (1.16)%              (0.68)%(A)
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)..................................    (1.14)%           (1.16)%              (1.02)%(A)
Portfolio turnover rate.....................................      331%              256%                  31%


A Annualized.
B Not Annualized.
C Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge.

F Based on average monthly shares outstanding.

G Less than $0.01 per share.

* The Enterprise Global Technology Fund commenced operation on June 30, 2000.



**The Enterprise Technology Fund commenced operation on July 1, 1999.


ADDITIONAL INFORMATION

     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Proxy material, reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. Shareholder inquiries should be addressed to Enterprise Funds at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326 or by telephone at 1-800-368-3527.

                               VOTING INFORMATION

     The presence, in person or by proxy, of a majority of the shares of the Global Technology Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at a Meeting.

     If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve the Proposal are not received, the holders of a majority of the shares represented at the Meeting may adjourn such meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable in the interests of the shareholders of the Global Technology Fund.

     If a proxy that is properly executed and returned is accompanied by instructions to abstain or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on the Proposal with respect to which the broker or nominee does not have discretionary power), the shares represented thereby, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will effectively be a vote against the Proposal, which requires approval of a majority of the shares represented at the Meeting and entitled to vote.

     The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your shares will be voted FOR the Proposal described in this proxy statement and referenced on the proxy card. You can also vote by telephone, with a toll-free call to the number on the proxy card, and through the Internet Web site stated on the proxy card. You are encouraged to vote by Internet or telephone, using the "control" number that appears on the enclosed proxy card. Subsequent to inputting this number, you will be prompted to provide your voting instruction for the Proposal. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating your telephone call or Internet link. If you vote on the Internet, in addition to confirming your voting instructions prior to submission, you will have the option to receive an e-mail confirming your voting instructions. These procedures, and certain other procedures that may be used, are designed to authenticate shareholders' identities, to allow you to authorize the voting of your shares in accordance with instructions and to confirm that your instructions have been properly recorded.

     You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. In addition, you can revoke a prior proxy by simply voting again using the proxy card, by calling the toll-free telephone number on the proxy card, or through the Internet Web site stated on the proxy card. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     Each full share of the Global Technology Fund outstanding is entitled to one vote, and each fractional share of the Global Technology Fund outstanding is entitled to a proportionate share of one vote, with respect to the matter to be voted upon by the shareholders of that Fund. Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.

     The close of business on May 16, 2002 has been fixed as the record date for the determination of shareholders of the Global Technology Fund entitled to notice of, and to vote at, the Meeting. On that date, the Global Technology Fund had the following shares:

                                                                                      TOTAL
                          CLASS A         CLASS B        CLASS C      CLASS Y        NUMBER
                       -------------   -------------   -----------   ----------   -------------
Global Technology....  1,255,429.205   1,050,566.136   247,737.993   53,566.700   2,607,300.034

     The Proposal does not require separate voting by class. Each share of each class of the Global Technology Fund is entitled to one vote.

     As of May 16, 2002, no shareholders owned beneficially or of record 5% or more of the outstanding shares of the Global Technology Fund or the Technology Fund.

     As of May 16, 2002, the Directors and officers of the Enterprise Funds, as a group, owned less than 1% of the outstanding shares of the Global Technology Fund and Technology Fund.

                            SHAREHOLDERS' PROPOSALS

     A shareholder proposal intended to be presented at any subsequent meeting of the shareholders of the Global Technology Fund must be received by the Global Technology Fund a reasonable time before the Board's solicitation relating to such meeting is made in order to be included in the Proxy Statement and form of Proxy relating to that meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. In the event that the Plan is approved at this Meeting, it is not expected that there will be any future shareholder meetings of the Global Technology Fund.

                                          Catherine R. McClellan
                                          Secretary


Dated: June 24, 2002

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION

                          DATED AS OF AUGUST 23, 2002

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
  1. Defined Terms; Sections and Exhibits; Miscellaneous
    Terms.....................................................   A-1
    a. Definitions............................................   A-1
    b. Use of Defined Terms...................................   A-3
    c. Sections and Exhibits..................................   A-3
    d. Miscellaneous Terms....................................   A-3
  2. The Reorganization.......................................   A-3
    a. Transfer of Assets.....................................   A-3
    b. Assumption of Liabilities..............................   A-3
    c. Issuance and Valuation of Corresponding Shares in the
       Reorganization.........................................   A-3
    d. Distribution of Corresponding Shares to the Acquired
       Fund Shareholders......................................   A-4
    e. Interest; Proceeds.....................................   A-4
    f. Valuation Time.........................................   A-4
    g. Evidence of Transfer...................................   A-4
    h. Termination............................................   A-4
  3. Representations and Warranties of the Acquired Fund......   A-4
    a. Formation and Qualification............................   A-4
    b. Licenses...............................................   A-4
    c. Authority..............................................   A-4
    d. Financial Statements...................................   A-5
    e. Annual Report to Shareholders..........................   A-5
    f. Prospectus and Statement of Additional Information.....   A-5
    g. Litigation.............................................   A-5
    h. Material Contracts.....................................   A-5
    i. No Conflict............................................   A-5
    j. Undisclosed Liabilities................................   A-5
    k. Taxes..................................................   A-5
    l. Assets.................................................   A-6
    m. Consents...............................................   A-6
    n. N-14 Registration Statement............................   A-6
    o. Capitalization.........................................   A-6
    p. Books and Records......................................   A-6
  4. Representations and Warranties of the Acquiring Fund.....   A-6
    a. Formation and Qualification............................   A-6
    b. Licenses...............................................   A-6
    c. Authority..............................................   A-7
    d. Financial Statements...................................   A-7
    e. Annual Report to Stockholders..........................   A-7
    f. Prospectus and Statement of Additional Information.....   A-7
    g. Litigation.............................................   A-7
    h. Material Contracts.....................................   A-7
    i. No Conflict............................................   A-7
    j. Undisclosed Liabilities................................   A-8
    k. Taxes..................................................   A-8
    l. Consents...............................................   A-8
    m. N-l4 Registration Statement............................   A-8
    n. Capitalization.........................................   A-8
    o. Corresponding Shares...................................   A-8
  5. Covenants of the Acquired Fund and the Acquiring Fund....   A-9
    a. Special Shareholders' Meeting..........................   A-9
    b. Unaudited Financial Statements.........................   A-9
    c. Share Ledger Records of the Acquiring Fund.............   A-9
    d. Conduct of Business....................................   A-9
    e. Termination of the Acquired Fund.......................   A-9
    f. Filing of N-14 Registration Statement..................   A-9

                                                                PAGE
                                                                ----
    g. Corresponding Shares...................................   A-9
    h. Tax Returns............................................  A-10
    i. Combined Proxy Statement and Prospectus Mailing........  A-10
    j. Confirmation of Tax Basis..............................  A-10
    k. Shareholder List.......................................  A-10
  6. Closing Date.............................................  A-10
  7. Conditions of the Acquired Fund..........................  A-10
    a. Representations and Warranties.........................  A-10
    b. Performance............................................  A-10
    c. Shareholder Approval...................................  A-10
    d. Approval of Board of Directors.........................  A-10
    e. Deliveries by the Acquiring Fund.......................  A-11
    f. No Material Adverse Change.............................  A-11
    g. Absence of Litigation..................................  A-11
    h. Proceedings and Documents..............................  A-12
    i. N-14 Registration Statement............................  A-12
    j. Compliance with Laws; No Adverse Action or Decision....  A-12
    k. Commission Orders or Interpretations...................  A-12
  8. Conditions of the Acquiring Fund.........................  A-12
    a. Representations and Warranties.........................  A-12
    b. Performance............................................  A-12
    c. Shareholder Approval...................................  A-12
    d. Approval of Board of Directors.........................  A-12
    e. Deliveries by the Acquired Fund........................  A-13
    f. No Material Adverse Change.............................  A-13
    g. Absence of Litigation..................................  A-13
    h. Proceedings and Documents..............................  A-13
    i. N-l4 Registration Statement............................  A-13
    j. Compliance with Laws; No Adverse Action or Decision....  A-13
    k. Commission Orders or Interpretations...................  A-13
    l. Dividends..............................................  A-13
  9. Termination, Postponement and Waivers....................  A-14
    a. Termination of Agreement...............................  A-14
    b. Commission Order.......................................  A-14
    c. Effect of Termination..................................  A-14
    d. Waivers; Non-Material Changes..........................  A-14
  10. Survival of Representations and Warranties..............  A-14
  11. Other Matters...........................................  A-15
    a. Obligations............................................  A-15
    b. Further Assurances.....................................  A-15
    c. Notices................................................  A-15
    d. Entire Agreement.......................................  A-15
    e. Amendment..............................................  A-15
    f. Governing Law..........................................  A-16
    g. Assignment.............................................  A-16
    h. Costs of the Reorganization............................  A-16
    i. Severability...........................................  A-16
    j. Headings...............................................  A-16
    k. Counterparts...........................................  A-16

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 23rd day of August 2002, by and between the Enterprise Global Technology Fund (the "Acquired Fund") and the Enterprise Technology Fund (formerly known as the Enterprise Internet Fund) (the "Acquiring Fund"), each a separate investment portfolio of The Enterprise Group of Funds, Inc. (the "Corporation").

                             PLAN OF REORGANIZATION

     WHEREAS, the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the reorganization will consist of (i) the acquisition of the Acquired Fund's Assets (as defined herein), and assumption of the Acquired Fund's Assumed Liabilities (as defined herein), by the Acquiring Fund solely in exchange for an aggregate value of newly issued shares of common stock, par value $0.001 per share, of the Acquiring Fund (the "Shares"), equal to the net asset value of the Acquired Fund's Assets determined in accordance with Section 2(c) hereof, and (ii) the subsequent distribution by the Acquired Fund of the Shares to its shareholders in liquidation of the Acquired Fund, all upon and subject to the terms hereinafter set forth (the "Reorganization");

     WHEREAS, in the course of the Reorganization, Shares of the Acquiring Fund will be issued to the Acquired Fund and distributed to the shareholders thereof as follows: each holder, if any, of Class A, Class B, Class C and Class Y shares of the Acquired Fund will be entitled to receive Class A, Class B, Class C and Class Y Shares, respectively (the "Corresponding Shares") of the Acquiring Fund on the Closing Date (as defined herein);

     WHEREAS, the aggregate net asset value of the Corresponding Shares to be received by each shareholder of the Acquired Fund will equal the aggregate net asset value of the Acquired Fund shares owned by such shareholder as of the Valuation Time (as defined herein); and

     WHEREAS, it is intended that the Reorganization described herein shall be a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision and the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Code and the regulations thereunder.

                                   AGREEMENT

     NOW, THEREFORE, in order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Acquired Fund and the Acquiring Fund hereby agree as follows:

1. DEFINED TERMS; SECTIONS AND EXHIBITS; MISCELLANEOUS TERMS

     a. Definitions. As used herein the following terms have the following respective meanings:

          "Acquired Fund" shall refer to Enterprise Global Technology Fund.

          "Acquiring Fund" shall refer to Enterprise Technology Fund.

          "Agreement" has the meaning ascribed thereto in the introduction hereof.

          "Assets" has the meaning ascribed thereto in Section 2(a) hereof. For purposes of this Agreement, the term "Assets" shall refer to Assets of Enterprise Global Technology Fund.

          "Assumed Liabilities" has the meaning ascribed thereto in Section 2(b) hereof. For purposes of this Agreement, the term "Assumed Liabilities" shall refer to the Assumed Liabilities of Enterprise Global Technology Fund.

          "Closing Date" has the meaning ascribed thereto in Section 6 hereof.

          "Code" has the meaning ascribed thereto under the heading "Plan of Reorganization."

          "Commission" shall mean the Securities and Exchange Commission.

          "Corresponding Shares" has the meaning ascribed thereto under the heading "Plan of Reorganization." For purposes of this Agreement, the term "Corresponding Shares" shall refer to the Corresponding Shares of Enterprise Technology Fund.

          "Corporation" shall refer to The Enterprise Group of Funds, Inc.

          "Corporation Articles of Incorporation" shall mean the Articles of Incorporation of the Corporation, dated as of July 30, 1987, as amended from time to time.

          "Corporation Prospectus" shall mean the prospectus relating to the Acquiring Fund and the Acquired Fund, dated April 1, 2002.

          "Corporation Statement of Additional Information" shall mean the statement of additional information relating to the Acquiring Fund and the Acquired Fund, dated April 1, 2002.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Governmental Authority" shall mean any governmental or quasi-governmental authority, including, without limitation, any Federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, arbitral body, department or other instrumentality or political unit or subdivision, whether domestic or foreign.

          "Investment Company Act" shall mean the Investment Company Act of 1940, as amended.

          "Investments" shall mean, with respect to any Person, (i) the investments of such Person shown on the schedule of its investments as of the date set forth therein, with such additions thereto and deletions therefrom as may have arisen in the course of such Person's business up to such date; and (ii) all other assets owned by such Person or liabilities incurred as of such date.

          "Licenses" has the meaning ascribed thereto in Section 3(b) hereof.

          "Lien" shall mean any security agreement, financing statement (whether or not filed), mortgage, lien (statutory or otherwise), charge, pledge, hypothecation, conditional sales agreement, adverse claim, title retention agreement or other security interest, encumbrance, restriction, deed of trust, indenture, option, limitation, exception to or other title defect in or on any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale, lease, consignment or bailment given for security purposes, trust receipt or other title retention agreement with respect to any property or asset of such Person, whether direct, indirect, accrued or contingent.

          "Majority Shareholder Vote" shall mean the affirmative vote of a majority of the shares represented at the meeting of shareholders of the Acquired Fund and entitled to vote.

          "Material Adverse Effect" shall mean, with respect to any Person, any event, circumstance or condition that, individually or when aggregated with all other similar events, circumstances or conditions could reasonably be expected to have, or has had, a material adverse effect on: (i) the business, property, operations, condition (financial or otherwise), results of operations or prospects of such Person or (ii) the ability of such Person to consummate the transactions contemplated hereunder in the manner contemplated hereby, other than, in each case, any change relating to the economy or securities markets in general.

          "N-l4 Registration Statement" has the meaning ascribed thereto in
     Section 3(n) hereof.

          "PWC" shall mean PricewaterhouseCoopers LLP, independent auditors of the Corporation.

          "Permitted Liens" shall mean, with respect to any Person, any Lien arising by reason of (i) taxes, assessments, governmental charges or claims that are either not yet delinquent, or being contested in good faith for which adequate reserves have been recorded, (ii) the Federal or state securities laws, and (iii) imperfections of title or encumbrances as do not materially detract from the value or use of the Assets or materially affect title thereto.

          "Person" shall mean any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

          "Reorganization" has the meaning ascribed thereto in the second paragraph under the heading "Plan of Reorganization" hereof.

          "RICs" has the meaning ascribed thereto in Section 3(b) hereof.

          "Rule 17a-8(a)" shall mean Rule 17a-8(a) under the Investment Company Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Shares" has the meaning ascribed thereto under the heading "Plan of Reorganization.

          "Valuation Time" has the meaning ascribed thereto in Section 2(f) hereof.

     b. Use of Defined Terms. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class. The use of any gender shall be applicable to all genders.

     c. Sections and Exhibits. References in this Agreement to Sections, Exhibits and Schedules are to Sections, Exhibits and Schedules of and to this Agreement. The Exhibits and Schedules to this Agreement are hereby incorporated herein by this reference as if fully set forth herein.

     d. Miscellaneous Terms. The term "or" shall not be exclusive. The terms "herein," "hereof," "hereto," "hereunder" and other terms similar to such terms shall refer to this Agreement as a whole and not merely to the specific article, section, paragraph or clause where such terms may appear. The term "including" shall mean "including, but not limited to."

2. THE REORGANIZATION

     a. Transfer of Assets. Subject to receiving the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, on the Closing Date, the Acquired Fund shall convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund shall purchase, acquire and accept from the Acquired Fund, free and clear of all Liens (other than Permitted Liens), all of the property and assets (including cash, securities, commodities, interests in futures and dividends, any deferred or prepaid expenses and interest accrued on debt instruments, in each case as of the Valuation Time) owned by the Acquired Fund (such assets are collectively referred to herein as the "Assets").

     b. Assumption of Liabilities. Subject to receiving the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, on the Closing Date, the Acquiring Fund will assume and agree to pay, perform and discharge when due all of the obligations and liabilities of the Acquired Fund then existing, whether absolute, accrued, contingent or otherwise (such liabilities are collectively referred to herein as the "Assumed Liabilities").

     c. Issuance and Valuation of Corresponding Shares in the Reorganization. Full Corresponding Shares, and to the extent necessary, a fractional Corresponding Share, of an aggregate net asset value equal to the net asset value of the Assets (after deducting the Assumed Liabilities) acquired by the Acquiring Fund hereunder, determined as hereinafter provided shall be issued by the Acquiring Fund to the Acquired Fund in exchange for such Assets. The net asset value of the Acquired Fund's Assets and the Acquiring Fund's Corresponding Shares shall be determined in accordance with the procedures described in the Corporation

Prospectus and the Corporation Statement of Additional Information as of the Valuation Time. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Acquired Fund.

     d. Distribution of Corresponding Shares to the Acquired Fund
Shareholders. Pursuant to this Agreement, as soon as practicable after the Valuation Time, the Acquired Fund will distribute all Corresponding Shares received by it from the Acquiring Fund in connection with the Reorganization to its shareholders in proportion to such shareholders' interest in the Acquired Fund. Such distribution shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

     e. Interest; Proceeds. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest or proceeds it receives on or after the Closing Date with respect to its Assets.

     f. Valuation Time.


          i. The Valuation Time shall be the close of the New York Stock Exchange (generally 4:00 P.M., New York time) on August 23, 2002, or such earlier or later day and time as may be mutually agreed upon in writing between the parties hereto (the "Valuation Time").


          ii. In the event that at the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Time shall be postponed until the close of the New York Stock Exchange on the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     g. Evidence of Transfer. The Acquiring Fund and the Acquired Fund will jointly file any instrument as may be required by the State of Maryland to effect the transfer of the Assets to the Acquiring Fund.

     h. Termination. The Acquired Fund's existence as a separate investment portfolio of the Corporation will be terminated as soon as practicable following the consummation of the Reorganization by making any required filings with the Secretary of State of Maryland, as provided in Section 5(e) hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND

     The Acquired Fund represents and warrants to the Acquiring Fund as follows:

     a. Formation and Qualification. The Acquired Fund is a separate investment portfolio of The Enterprise Group of Funds, Inc., a corporation duly organized, validly existing and in good standing in conformity with the laws of Maryland, and the Acquired Fund has all requisite power and authority to own all of its properties or assets and carry on its business as presently conducted.

     b. Licenses. The Acquired Fund (or the Corporation on behalf of the Acquired Fund) holds all permits, consents, registrations, certificates, authorizations and other approvals (collectively, "Licenses") required for the conduct of its business as now being conducted; all such Licenses are in full force and effect and no suspension or cancellation of any of them is pending or threatened; and none of such Licenses will be affected by the consummation of the transactions contemplated by this Agreement in a manner that would have a Material Adverse Effect on the Acquired Fund. The Acquired Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon the liquidation of the Acquired Fund.

     c. Authority. The Corporation, on behalf of the Acquired Fund, has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Acquired Fund and no other proceedings on the part of the Corporation or the Acquired Fund are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby, except for the approval of the Acquired Fund shareholders as provided in Section 7(c) hereof. This Agreement has been duly and validly executed by the Corporation, on behalf of the Acquired Fund, and, subject to receipt of the requisite shareholder approval, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund, this Agreement constitutes a legal, valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and the remedy of specific performance and injunctive and other forms of equitable relief.

     d. Financial Statements. The Acquiring Fund has been furnished with an accurate, correct and complete statement of assets and liabilities and a schedule of Investments of the Acquired Fund, each as of December 31, 2001, said financial statements having been audited by PWC. Such audited financial statements fairly present in all material respects the financial position of the Acquired Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     e. Annual Report to Shareholders. The Acquiring Fund has been furnished with the Acquired Fund's Annual Report to Shareholders for the year ended December 31, 2001, and the audited financial statements appearing therein fairly present in all material respects the financial position of the Acquired Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     f. Prospectus and Statement of Additional Information. The Acquiring Fund has been furnished with the Corporation Prospectus and the Corporation Statement of Additional Information, and insofar as they relate to the Acquired Fund, said Prospectus and Statement of Additional Information do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     g. Litigation. There are no claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund that could reasonably be expected to have a Material Adverse Effect on the Acquired Fund. The Acquired Fund is not charged with or, to its knowledge, threatened with any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business that could reasonably be expected to have a Material Adverse Effect on the Acquired Fund.

     h. Material Contracts. There are no material contracts outstanding to which the Corporation, on behalf of the Acquired Fund, is a party that have not been disclosed in the N-14 Registration Statement, the Corporation Prospectus or the Corporation Statement of Additional Information.

     i. No Conflict. The execution and delivery of this Agreement by the Corporation, on behalf of the Acquired Fund, and the consummation of the transactions contemplated hereby will not contravene or constitute a default under or violation of (i) the Corporation Articles of Incorporation or by-laws, each as amended and in effect as of the date hereof, (ii) any agreement or contract (or require the consent of any Person under any agreement or contract that has not been obtained) to which the Corporation, on behalf of the Acquired Fund, is a party or to which its assets or properties are subject, or (iii) any judgment, injunction, order or decree, or other instrument binding upon the Acquired Fund or any of its assets or properties, except where such contravention, default or violation would not have a Material Adverse Effect on the Acquired Fund.

     j. Undisclosed Liabilities. The Acquired Fund has no material liabilities, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to herein, those incurred in the ordinary course of its business since December 31, 2001, and those incurred in connection with the Reorganization.

     k. Taxes. The Acquired Fund has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid (or caused to be paid) or has obtained extensions to pay, all taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

     l. Assets. The Acquired Fund has good and marketable title to the Assets, free and clear of all Liens, except for Permitted Liens. The Acquired Fund is the direct sole and exclusive owner of the Assets. At the Closing Date, upon consummation of the transactions contemplated hereby, the Acquiring Fund will have good and marketable title to the Assets, free and clear of all Liens, except for Permitted Liens.

     m. Consents. No filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by the Acquired Fund of the Reorganization, except for (i) such as may be required under the Securities Act, the Exchange Act, the Investment Company Act (including the determinations of the Board of Directors of the Corporation, as required by Rule 17a-8(a) thereunder) or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico),
(ii) a Majority Shareholder Vote, and (iii) the approval of the Board of Directors of the Corporation.

     n. N-14 Registration Statement. The registration statement filed, or to be filed, by the Corporation, on behalf of the Acquiring Fund, on Form N-14 relating to the Corresponding Shares to be issued pursuant to this Agreement, which includes the proxy statement of the Acquired Fund and the prospectus of the Acquiring Fund with respect to the transactions contemplated hereby, and any supplement or amendment thereto or to the documents therein (as amended and supplemented, the "N-14 Registration Statement", on the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 5(a) hereof and on the Closing Date, insofar as it relates to the Acquired Fund (i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and (ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     o. Capitalization. Under the Corporation Articles of Incorporation, the Corporation is authorized to issue 13,700,000,000 shares of common stock, par value $.001 per share, of which 800,000,000 shares are designated as the Acquired Fund. The Acquired Fund is divided into four classes designated Class A, Class B, Class C and Class Y shares, each such class consisting of 200,000,000 shares. All issued and outstanding shares of the Acquired Fund are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights. Except for (i) the right of Class B shares of the Acquired Fund to automatically convert to Class A shares of the Acquired Fund eight years after the purchase thereof, or (ii) in connection with any automatic dividend reinvestment plan available to the Acquired Fund shareholders, there are no options warrants, subscriptions, calls or other rights, agreements or commitments obligating the Acquired Fund to issue any of its shares or securities convertible into its shares.

     p. Books and Records. The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

4. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND

     The Acquiring Fund represents and warrants to the Acquired Fund as follows:

     a. Formation and Qualification. The Acquiring Fund is a separate investment portfolio of The Enterprise Group of Funds, Inc., a corporation duly organized, validly existing and in good standing in conformity with the laws of Maryland, and the Acquiring Fund has all requisite power and authority to own all of its properties or assets and carry on its business as presently conducted.

     b. Licenses. The Acquiring Fund (or the Corporation on behalf of the Acquiring Fund) holds all Licenses required for the conduct of its business as now being conducted; all such Licenses are in full force and effect and no suspension or cancellation of any of them is pending or threatened; and none of such Licenses will be affected by the consummation of the transactions contemplated by this Agreement in a manner that would have a Material Adverse Effect on the Acquiring Fund. The Acquiring Fund has elected and qualified for the special tax treatment afforded to RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

     c. Authority. The Corporation, on behalf of the Acquiring Fund, has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Acquiring Fund and no other proceedings on the part of the Acquiring Fund are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed by the Corporation, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Fund, this Agreement constitutes a legal, valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and the remedy of specific performance and injunctive and other forms of equitable relief.

     d. Financial Statements. The Acquired Fund has been furnished with an accurate, correct and complete statement of assets and liabilities and a schedule of Investments of the Acquiring Fund, each as of December 31, 2001, said financial statements having been audited by PWC. Such audited financial statements fairly present in all material respects the financial position of the Acquiring Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     e. Annual Report to Stockholders. The Acquired Fund has been furnished with the Acquiring Fund's Annual Report to Stockholders for the year ended December 31, 2001, and the audited financial statements appearing therein fairly present in all material respects the financial position of the Acquiring Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     f. Prospectus and Statement of Additional Information. The Acquired Fund has been furnished with the Corporation Prospectus and the Corporation Statement of Additional Information, and insofar as they relate to the Acquiring Fund, said Prospectus and Statement of Additional Information do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     g. Litigation. There are no claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund that could reasonably be expected to have a Material Adverse Effect on the Acquiring Fund. The Acquiring Fund is not charged with or, to its knowledge, threatened with any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business that could reasonably be expected to have a Material Adverse Effect on the Acquiring Fund.

     h. Material Contracts. There are no material contracts outstanding to which the Corporation, on behalf of the Acquiring Fund, is a party that have not been disclosed in the N-14 Registration Statement, the Corporation Prospectus, or the Corporation Statement of Additional Information.

     i. No Conflict. The execution and delivery of this Agreement by the Corporation, on behalf of the Acquiring Fund, and the consummation of the transactions contemplated hereby will not contravene or constitute a default under or violation of (i) the Corporation Articles of Incorporation or by-laws, each as amended and in effect as of the date hereof, (ii) any agreement or contract (or require the consent of any Person under any agreement or contract that has not been obtained) to which the Corporation, on behalf of the Acquiring Fund, is a party or to which its assets or properties are subject, or (iii) any judgment, injunction, order or decree, or other instrument binding upon the Acquiring Fund or any of its assets or properties, except where such contravention, default or violation would not have a Material Adverse Effect on the Acquiring Fund.

     j. Undisclosed Liabilities. The Acquiring Fund has no material liabilities, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to herein, those incurred in the ordinary course of its business as an investment company since December 31, 2001 and those incurred in connection with the Reorganization.

     k. Taxes. The Acquiring Fund has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid (or caused to be paid) or has obtained extensions to pay, all taxes shown on said returns to be due and owing, and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

     l. Consents. No filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by the Acquiring Fund of the Reorganization, except for (i) such as may be required under the Securities Act, the Exchange Act, the Investment Company Act (including the determinations of the Board of Directors of the Corporation, as required by Rule 17a-8(a) thereunder), or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) and (ii) the approval of the Board of Directors of the Corporation.

     m. N-l4 Registration Statement. The N-14 Registration Statement, on its effective date, at the time of the shareholders' meeting referred to in Section 5(a) hereof and on the Closing Date, insofar as it relates to the Acquiring Fund
(i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and
(ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     n. Capitalization. Under the Corporation Articles of Incorporation, the Corporation is authorized to issue 13,700,000,000 shares of common stock, par value $.001 per share, of which 800,000,000 shares are designated as the Acquiring Fund. The Acquiring Fund is divided into four classes designated Class A, Class B, Class C and Class Y shares, each such class consisting of 200,000,000 shares. All issued and outstanding shares of the Acquiring Fund are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights. Except for (i) the right of Class B shares of the Acquiring Fund to automatically convert to Class A shares of the Acquiring Fund approximately eight years after the purchase thereof or (ii) in connection with any automatic dividend reinvestment plan available to the Acquiring Fund shareholders, there are no options, warrants, subscriptions, calls or other rights, agreements or commitments obligating the Acquiring Fund to issue any of its shares or securities convertible into its shares.

     o. Corresponding Shares.

          i. The Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund and subsequently distributed by the Acquired Fund to its shareholders as provided in this Agreement have been duly and validly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

          ii. At or prior to the Closing Date, the Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquiring Fund presently are qualified, and there are a sufficient number of such shares registered under the Securities Act, the Investment Company Act and with each pertinent state securities commission to permit the Reorganization to be consummated.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND

     a. Special Shareholders' Meeting. The Acquired Fund agrees to call a special meeting of its shareholders to be held as soon as practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement and to take all other action necessary to obtain shareholder approval of the transactions contemplated herein.

     b. Unaudited Financial Statements.

          i. The Acquired Fund hereby agrees to furnish or cause its agents to furnish to the Acquiring Fund, at or prior to the Closing Date, for the purpose of determining the number of Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund pursuant to Section 2(c) hereof, an accurate, correct and complete unaudited statement of assets and liabilities of the Acquired Fund with values determined in accordance with
     Section 2(c) hereof and an unaudited schedule of Investments of the Acquired Fund (including the respective dates and costs of acquisition thereof), each as of the Valuation Time. Such unaudited financial statements will fairly present in all material respects the financial position of the Acquired Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

          ii. The Acquiring Fund hereby agrees to furnish or cause its agents to furnish to the Acquired Fund, at or prior to the Closing Date, for the purpose of determining the number of Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund pursuant to Section 2(c) hereof, an accurate, correct and complete unaudited statement of assets and liabilities of the Acquiring Fund with values determined in accordance with
     Section 2(c) hereof and an unaudited schedule of Investments of the Acquiring Fund (including the respective dates and costs of acquisition thereof), each as of the Valuation Time. Such unaudited financial statements will fairly present in all material respects the financial position of the Acquiring Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     c. Share Ledger Records of the Acquiring Fund. The Acquiring Fund agrees, as soon as practicable after the Valuation Time, to open shareholder accounts on its share ledger records for the shareholders of the Acquired Fund in connection with the distribution of Corresponding Shares by the Acquired Fund to such shareholders in accordance with Section 2(d) hereof.

     d. Conduct of Business. The Acquired Fund and the Acquiring Fund each covenants and agrees to operate its respective business in the ordinary course as presently conducted between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     e. Termination of the Acquired Fund. The Corporation, on behalf of the Acquired Fund, agrees that as soon as practicable following the consummation of the Reorganization, it will terminate the existence of the Acquired Fund in accordance with the laws of the State of Maryland and any other applicable law.

     f. Filing of N-14 Registration Statement. The Corporation, on behalf of the Acquiring Fund, will file or cause its agents to file the N-14 Registration Statement with the Commission and will use its best efforts to cause the N-14 Registration Statement to become effective as promptly as practicable after the filing thereof. The Acquired Fund and the Acquiring Fund agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the Securities Act, the Exchange Act, the Investment Company Act, and the rules and regulations thereunder and the state securities or blue sky laws (if applicable).

     g. Corresponding Shares. The Acquired Fund will not sell or otherwise dispose of any of the Corresponding Shares to be received by it from the Acquiring Fund in connection with the Reorganization, except in distribution to the shareholders of the Acquired Fund in accordance with the terms hereof.

     h. Tax Returns. The Acquired Fund and the Acquiring Fund each agrees that by the Closing Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such taxes. In connection with this provision, the Acquiring Fund and the Acquired Fund agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.

     i. Combined Proxy Statement and Prospectus Mailing. The Acquired Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects (except as to information therein relating to the Acquiring Fund) with the applicable provisions of Section 14(a) of the Exchange Act and Section 20(a) of the Investment Company Act, and the rules and regulations promulgated thereunder.

     j. Confirmation of Tax Basis. The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the Assets delivered to the Acquiring Fund hereunder.

     k. Shareholder List. As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of shares of the Acquired Fund owned by each such shareholder as of such date, certified to the best of its knowledge and belief by the transfer agent or by the Corporation, on behalf of the Acquired Fund.

6. CLOSING DATE


     The closing of the transactions contemplated by this Agreement shall be at the offices of The Enterprise Group of Funds, Inc. after the close of the New York Stock Exchange on August 23, 2002, or at such other place, time and date agreed to by the Acquired Fund and the Acquiring Fund. The date and time upon which such closing is to take place shall be referred to herein as the "Closing Date." To the extent that any Assets, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Assets to be transferred to the Acquiring Fund's custody account with State Street Bank and Trust Company at the earliest practicable date thereafter.


7. CONDITIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund hereunder shall be subject to the satisfaction, at or before the Closing Date (or such other date specified herein), of the conditions set forth below. The benefit of these conditions is for the Acquired Fund only and, other than with respect to the condition set forth in Section 7(c) hereof, may be waived, in whole or in part, by the Acquired Fund at any time in its sole discretion.

     a. Representations and Warranties. The representations and warranties of the Acquiring Fund made in this Agreement shall be true and correct in all material respects when made, as of the Valuation Time and as of the Closing Date all with the same effect as if made at and as of such dates, except that any representations and warranties that relate to a particular date or period shall be true and correct in all material respects as of such date or period.

     b. Performance. The Acquiring Fund shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under this Agreement at or prior to the Closing Date.

     c. Shareholder Approval. This Agreement shall have been adopted, and the Reorganization shall have been approved, by a Majority Shareholder Vote.

     d. Approval of Board of Directors. This Agreement shall have been adopted and the Reorganization shall have been approved by the Board of Directors of the Corporation, on behalf of the Acquiring Fund, including a majority of the Directors who are not "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, which shall have found, as required by Rule 17a-8(a), that (i) participation in the Reorganization is in the best interests of the Acquiring Fund and (ii) the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

     e. Deliveries by the Acquiring Fund. At or prior to the Closing Date, the Acquiring Fund shall deliver to the Acquired Fund the following:

          i. a certificate, in form and substance reasonably satisfactory to the Acquired Fund, executed by the President (or a Vice President) of the Corporation, on behalf of the Acquiring Fund, dated as of the Closing Date, certifying that the conditions specified in Sections 7(a), (b), (d) and (f) have been fulfilled;

          ii. the unaudited financial statements of the Acquiring Fund required by Section 5(b)(ii) hereof; and

          iii. an opinion of PWC in form and substance reasonably satisfactory to the Acquired Fund, to the effect that, for Federal income tax purposes,
     (i) the transfer of the Assets to the Acquiring Fund in return solely for the Corresponding Shares and the assumption by the Acquiring Fund of the Assumed Liabilities as provided for in the Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and assuming that such transfer, issuance and assumption qualifies as a reorganization within the meaning of Section 368(a) of the Code, the Acquired Fund and the Acquiring Fund will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361 of the Code, no gain or loss will be recognized to the Acquired Fund as a result of the Asset transfer solely in return for the Corresponding Shares and the assumption by the Acquiring Fund of the Assumed Liabilities or on the distribution of the Corresponding Shares to the Acquired Fund shareholders as provided for in the Agreement;
     (iii) under Section 1032 of the Code, no gain or loss will be recognized to the Acquiring Fund on the receipt of the Assets in return for the Corresponding Shares and the assumption by the Acquiring Fund of the Assumed Liabilities as provided for in the Agreement; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of the Acquired Fund on the receipt of Corresponding Shares in return for their shares of the Acquired Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of the Assets in the hands of the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares received by the shareholders of the Acquired Fund in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of the Acquired Fund surrendered in return therefor; (vii) in accordance with Section 1223 of the Code, a shareholder's holding period for the Corresponding Shares will be determined by including the period for which such shareholder held the shares of the Acquired Fund exchanged therefor, provided that the Acquired Fund shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, the Acquiring Fund's holding period with respect to the Assets acquired by it will include the period for which such Assets were held by the Acquired Fund; and (ix) the taxable year of the Acquired Fund will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting.

     f. No Material Adverse Change. There shall have occurred no material adverse change in the financial position of the Acquiring Fund since December 31, 2001 other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities or changes in connection with the payment of the Acquiring Fund's customary operating expenses, each in the ordinary course of business.

     g. Absence of Litigation. There shall not be pending before any Governmental Authority any material litigation with respect to the matters contemplated by this Agreement.

     h. Proceedings and Documents. All proceedings contemplated by this Agreement, the Reorganization, and all of the other documents incident thereto, shall be reasonably satisfactory to the Acquired Fund and its counsel, and the Acquired Fund and its counsel shall have received all such counterpart originals or certified or other copies of such documents as the Acquired Fund or its counsel may reasonably request.

     i. N-14 Registration Statement. The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Acquired Fund, contemplated by the Commission.

     j. Compliance with Laws; No Adverse Action or Decision. Since the date hereof, (i) no law, statute, ordinance, code, rule or regulation shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby and thereby; (ii) the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and (iii) no other legal, administrative or other proceeding shall be instituted or threatened by any Governmental Authority which would materially affect the financial condition of the Acquiring Fund or that seeks to restrain, enjoin, prevent, materially delay, prohibit or otherwise make illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby.

     k. Commission Orders or Interpretations. The Acquired Fund shall have received from the Commission such orders or interpretations as counsel to the Acquired Fund deems reasonably necessary or desirable under the Securities Act and the Investment Company Act in connection with the Reorganization; provided that such counsel shall have requested such orders or interpretations as promptly as practicable, and all such orders shall be in full force and effect.

8. CONDITIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund hereunder shall be subject to the satisfaction, at or before the Closing Date (or such other date specified herein), of the conditions set forth below. The benefit of these conditions is for the Acquiring Fund only and, other than with respect to the condition set forth in Section 8(c) hereof, may be waived, in whole or in part, by the Acquiring Fund at any time in its sole discretion.

     a. Representations and Warranties. The representations and warranties of the Acquired Fund made in this Agreement shall be true and correct in all material respects when made, as of the Valuation Time and as of the Closing Date all with the same effect as if made at and as of such dates, except that any representations and warranties that relate to a particular date or period shall be true and correct in all material respects as of such date or period.

     b. Performance. The Acquired Fund shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under this Agreement at or prior to the Closing Date.

     c. Shareholder Approval. This Agreement shall have been adopted, and the Reorganization shall have been approved, by a Majority Shareholder Vote.

     d. Approval of Board of Directors. This Agreement shall have been adopted and the Reorganization shall have been approved by the Board of Directors of the Corporation, on behalf of the Acquired Fund, including a majority of the Directors who are not "interested persons" of the Corporation within the meaning of Section 2(a)(19) of the Investment Company Act, which shall have found, as required by Rule 17a-8(a), that (i) participation in the Reorganization is in the best interests of the Acquired Fund and (ii) the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

     e. Deliveries by the Acquired Fund. At or prior to the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund the following:

          i. a certificate, in form and substance reasonably satisfactory to the Acquiring Fund, executed by the President (or a Vice President) of the Corporation, on behalf of the Acquired Fund, dated as of the Closing Date, certifying that the conditions specified in Sections 8(a), (b), (c), (d) and (f) have been fulfilled;

          ii. the unaudited financial statements of the Acquired Fund required by Section 5(b)(i) hereof; and

          iii. an opinion of PWC in form and substance reasonably satisfactory to the Acquiring Fund, with respect to the matters specified in Section 7(e)(iii) hereof.

     f. No Material Adverse Change. There shall have occurred no material adverse change in the financial position of the Acquired Fund since December 31, 2001 other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities or changes in connection with the payment of the Acquired Fund's customary operating expenses, each in the ordinary course of business. The Acquired Fund reserves the right to sell any of its portfolio securities in the ordinary course of business, but will not, without the prior written consent of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     g. Absence of Litigation. There shall not be pending before any Governmental Authority any material litigation with respect to the matters contemplated by this Agreement.

     h. Proceedings and Documents. All proceedings contemplated by this Agreement, the Reorganization, and all of the other documents incident thereto, shall be reasonably satisfactory to the Acquiring Fund and its counsel, and the Acquiring Fund and its counsel shall have received all such counterpart originals or certified or other copies of such documents as the Acquiring Fund or its counsel may reasonably request.

     i. N-l4 Registration Statement. The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund or the Acquiring Fund, contemplated by the Commission.

     j. Compliance with Laws; No Adverse Action or Decision. Since the date hereof, (i) no law, statute, ordinance, code, rule or regulation shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby and thereby; (ii) the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and (iii) no other legal, administrative or other proceeding shall be instituted or threatened by any Governmental Authority which would materially affect the financial condition of the Acquired Fund or that seeks to restrain, enjoin, prevent, materially delay, prohibit or otherwise make illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby.

     k. Commission Orders or Interpretations. The Acquiring Fund shall have received from the Commission such orders or interpretations as counsel to the Acquiring Fund, deems reasonably necessary or desirable under the Securities Act and the Investment Company Act in connection with the Reorganization; provided that such counsel shall have requested such orders or interpretations as promptly as practicable, and all such orders shall be in full force and effect.

     l. Dividends. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income as of the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized as of the Closing Date.

9. TERMINATION, POSTPONEMENT AND WAIVERS

     a. Termination of Agreement. Notwithstanding anything contained in this Agreement to the contrary, subject to Section 10 hereof, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed, by notice in writing prior to the Closing Date:

          i. by the Acquired Fund or the Acquiring Fund if:

             (1) the Board of Directors of the Corporation so agree in writing;
        or

             (2) any Governmental Authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 9(a)(i)(3) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied;

          ii. by the Acquired Fund if any condition of the Acquired Fund's obligations set forth in Section 7 of this Agreement has not been fulfilled or waived by it; or

          iii. by the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by it.

     b. Commission Order. If any order or orders of the Commission with respect to this Agreement, the Reorganization or any of the transactions contemplated hereby or thereby shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Directors of the Corporation to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval and the requisite approval of such conditions shall be obtained.

     c. Effect of Termination. In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become null and void and have no further force or effect, and there shall not be any liability on the part of either the Acquired Fund or the Acquiring Fund, or the Corporation, or Persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

     d. Waivers; Non-Material Changes. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the party that is entitled to the benefit thereof if such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of such party on behalf of which such action is taken. In addition, each party has delegated to its investment adviser the ability to make non-material changes to this Agreement if such investment adviser deems it to be in the best interests of the Acquired Fund or Acquiring Fund for which it serves as investment adviser to do so.

10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     The respective representations and warranties contained in Sections 3 and 4 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Acquired Fund nor the Acquiring Fund nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee or agent of the Acquired Fund or the Acquiring Fund, or of the Corporation against any liability to the entity for which such Person serves in such capacity, or to its shareholders, to which such Person would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

11. OTHER MATTERS

     a. Obligations. Copies of the Corporation Articles of Incorporation are on file with the Secretary of State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of the Corporation on behalf of the Acquired Fund and on behalf of the Acquiring Fund.

     b. Further Assurances. Each party hereto covenants and agrees to provide the other party hereto and its agents and counsel with any and all documentation, information, assistance and cooperation that may become necessary from time to time with respect to the transactions contemplated by this Agreement.

     c. Notices. Any notice, report or other communication hereunder shall be in writing and shall be given to the Person entitled thereto by hand delivery, prepaid certified mail or overnight service, addressed to the Acquired Fund or the Acquiring Fund, as applicable, at the address set forth below. If the notice is sent by certified mail, it shall be deemed to have been given to the Person entitled thereto upon receipt and if the notice is sent by overnight service, it shall be deemed to have been given to the Person entitled thereto one (1) business day after it was deposited with the courier service for delivery to that Person. Notice of any change in any address listed below also shall be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

        If to the Acquired Fund, to:

           The Enterprise Group of Funds, Inc.
           Atlanta Financial Center
           3343 Peachtree Road, N.E., Suite 450
           Atlanta, Georgia 30326
           Attention: Catherine R. McClellan

        With a copy to:

           Shearman & Sterling
           599 Lexington Avenue
           New York, New York 10022
           Attention: Margery K. Neale, Esq.

        If to the Acquiring Fund, to:

           The Enterprise Group of Funds, Inc.
           Atlanta Financial Center
           3343 Peachtree Road, N.E., Suite 450
           Atlanta, Georgia 30326
           Attention: Catherine R. McClellan

        With a copy to:

           Shearman & Sterling
           599 Lexington Avenue
           New York, New York 10022
           Attention: Margery K. Neale, Esq.

     d. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all previous agreements or understandings between the parties related to such matters.

     e. Amendment. Except as set forth in Section 9(d) hereof, this Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance; provided that, following the meeting of shareholders of the Acquired Fund pursuant to Section 5(a) hereof, no such amendment may have the effect of changing the provisions for determining the number of Corresponding Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval. Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

     f. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Georgia applicable to agreements made and to be performed in said state, without giving effect to the principles of conflict of laws thereof.

     g. Assignment. This Agreement shall not be assigned by any of the parties hereto, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party hereto. Any purported assignment contrary to the terms hereof shall be null, void and of no effect. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     h. Costs of the Reorganization. All costs of the Reorganization shall be borne by Enterprise Capital Management, Inc. or an affiliate thereof, regardless of whether the Reorganizations are consummated.

     i. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

     j. Headings. Headings to sections in this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the heading of any section.

     k. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                                THE ENTERPRISE GROUP OF FUNDS, INC., ON
ATTEST:                                         BEHALF OF
                                                ENTERPRISE GLOBAL TECHNOLOGY FUND

By:                                             By:
--------------------------------------------    --------------------------------------------
    Name:                                           Name:
    Title:                                          Title:

                                                THE ENTERPRISE GROUP OF FUNDS, INC., ON
ATTEST:                                         BEHALF OF
                                                ENTERPRISE TECHNOLOGY FUND

By:                                             By:
--------------------------------------------    --------------------------------------------
    Name:                                           Name:
    Title:                                          Title:

                      STATEMENT OF ADDITIONAL INFORMATION
                      THE ENTERPRISE GROUP OF FUNDS, INC.
                               Technology Fund

                            Atlanta Financial Center
                      3343 Peachtree Road, N.E., Suite 450
                             Atlanta, Georgia 30326
                                 1-800-368-3527



         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus and Proxy Statement (the "Prospectus and Proxy Statement"), dated June 24, 2002, which has been filed with the Securities and Exchange Commission by The Enterprise Group of Funds, Inc. (sometimes referred to herein as the "Registrant" or "Enterprise Funds") with respect to the matters described in "General Information" below. Copies of the Prospectus and Proxy Statement may be obtained at no charge upon request by writing to the Registrant at the address indicated above or by calling toll-free 1-800-368-3527. This Statement of Additional Information has been incorporated by reference into the Prospectus and Proxy Statement.


         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus and Proxy Statement.

         Further information about the Global Technology Fund and the Technology Fund is contained in the Enterprise Funds' Prospectus and Statement of Additional Information, dated April 1, 2002, and the Annual Report to Shareholders of the Enterprise Funds for the year ended December 31, 2001.

         The following documents are incorporated herein by reference and accompany this Statement of Additional Information:

         - The Statement of Additional Information of the Technology Fund and the Global Technology Fund, dated April 1, 2002.

         - The Annual Report of the Technology Fund and the Global Technology Fund for the year ended December 31, 2001.


         The date of this Statement of Additional Information is June 24, 2002.


         The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the prospectuses and combined statements of additional information of the Funds, other material incorporated by reference and other information regarding the Funds.


                               TABLE OF CONTENTS

General Information ................................................... 202

Financial Statements .................................................. 203

                              GENERAL INFORMATION

     The shareholders of the Global Technology Fund series of Enterprise Funds, a Maryland corporation are being asked to approve or disapprove an Agreement and Plan of Reorganization ("Plan") between the Global Technology Fund and the Technology Fund.*

     The Plan provides for the acquisition by the Technology Fund of substantially all of the assets, and assumption of substantially all of the liabilities, of the Global Technology Fund, solely in exchange for an equal aggregate value of newly issued shares (the "Corresponding Shares") of the Technology Fund. This transaction is referred to herein as a "Reorganization". Immediately thereafter, and as part of the Reorganization, the Global Technology Fund will distribute the Corresponding Shares received in such Reorganization to its shareholders. The Global Technology Fund and the Technology Fund are sometimes collectively referred to herein as the "Funds."

     Shareholders will receive the same class of Corresponding Shares as the shares of the Global Technology Fund held by them immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares will equal the aggregate net asset value of a shareholder's Global Technology Fund shares. This means that a shareholder may end up with a different number of shares compared to the number that he or she originally held, but the total dollar value of the shares will be the same.


     A Special Meeting of the Global Technology Fund's shareholders to consider the Plans will be held at the offices of Enterprise Funds, Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326 on August 16, 2002 at 3 p.m. The approximate mailing date of the Prospectus and Proxy Statement is June 28, 2002.


*Currently named Internet Fund, to be renamed Technology Fund effective
 August 21, 2002.

For further information about the Reorganization, see the Prospectus and Proxy Statement.

                              FINANCIAL STATEMENTS

         Unaudited Pro forma financial statements reflecting consummation of the Reorganization relating to the Funds are not included because the net asset value of the Global Technology Fund does not exceed ten percent of the Technology Fund's net asset value as of May 16, 2002.

THE ENTERPRISE GROUP OF FUNDS, INC.
GLOBAL TECHNOLOGY FUND
ATLANTA FINANCIAL CENTER
3343 PEACHTREE ROAD, N.E., SUITE 450
ATLANTA, GA 30326

TO VOTE BY TELEPHONE

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call the toll free number on the Proxy card.
3) Enter the control number set forth on the Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website on the Proxy card.
3) Enter the control number set forth on the Proxy card and follow the simple instructions.

                      THE ENTERPRISE GROUP OF FUNDS, INC.

                             Global Technology Fund

                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                               ATLANTA, GA 30326

                                     PROXY

                  Special Meeting of Shareholders ("Meeting")
                            August 16, 2002, 3 P.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Catherine R. McClellan and Stuart M. Weitz as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of the Fund held of record by the undersigned on May 16, 2002 at the Meeting to be held at the offices of The Enterprise Group of Funds, Inc., Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326 at 3 P.M. Eastern time, on August 16, 2002 or any adjournment thereof.


THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED "FOR" THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROSPECTUS AND PROXY STATEMENT DATED JUNE 24, 2002 FOR A DISCUSSION OF THE PROPOSALS.


IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

---------------------------------------
   Control Number:_____________________
---------------------------------------
(For use in voting by telephone or via the Internet.)

TO VOTE, MARK THE BLOCKS BELOW IN BLUE OR BLACK INK.

                                              KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------


THE ENTERPRISE GROUP OF FUNDS, INC.
Global Technology Fund

These Proposals are made and solicited on behalf of the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS.

VOTE ON PROPOSALS

                                                               FOR               AGAINST           ABSTAIN
1.  Approval or disapproval of the Agreement and Plan of
Reorganization between Enterprise Global Technology and
Enterprise Technology Fund.

2.  To transact such other business that may properly come before the Meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.


-------------------------------------------       -------------------------
                                                  Date


-------------------------------------------       -------------------------
Signature [PLEASE SIGN WITHIN BOX]                Date


-------------------------------------------
Title, if applicable


-------------------------------------------       -------------------------
Signature (Joint Owners)                          Date

(Enterprise Group of Funds Logo)
--------------------------------------------------------------------------------

                           IMPORTANT PROXY MATERIALS
                                PLEASE VOTE NOW!
                             ---------------------


                                 JUNE 24, 2002


Dear Shareholder:

     We are inviting you to vote on a proposal to reorganize the Enterprise Global Technology Fund into the Enterprise Technology Fund. A shareholder meeting of your fund is scheduled for August 16, 2002. This package contains information about the proposal and includes materials you will need to vote.

     The Enterprise Group of Funds Board of Directors has reviewed and approved the proposal and recommended that it be presented to you. The Board weighed a number of factors in reaching their decision regarding the reorganization of the Global Technology Fund, including the compatibility of the investment objectives, the historical investment performance and perceived future prospects, the anticipated reduction of the expense ratios and the potential benefits to the shareholders. Although the Board has determined that the proposal is in your best interest, the final decision is yours.

     To help you understand the proposal, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description about the proposal.

     Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

     TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

     - By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

     - By Internet. Have your proxy card available. Go to the Web site on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the web site.

     - By Telephone. Have your proxy card available. Call the toll free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

     If you have any questions before you vote, please contact your financial advisor or call Enterprise at 1-800-432-4320 and request the Operations Department. We're glad to help you understand the proposal.

Sincerely,

/s/ VICTOR UGOLYN
Victor Ugolyn
Chairman, President and Chief Executive Officer

   Atlanta Financial Center - 3343 Peachtree Road, N.E., Suite 450 - Atlanta,
                               Georgia 30326-1022
               404-261-1116 - 1-800-432-4320 - 404-261-1118 (fax)
                            www.enterprisefunds.com

(Enterprise Group of Funds LOGO)
--------------------------------------------------------------------------------

                IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND
                             VOTE ON THE PROPOSALS

     Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q. WHAT HAS BEEN PROPOSED?

A. The Enterprise Board of Directors has proposed the reorganization of your fund with the Enterprise Technology Fund. After the reorganization, your fund will be combined with the Enterprise Technology Fund and you will become a shareholder of that Fund. It is anticipated that the reorganization will increase the overall size of your fund so as to achieve greater economies of scale and reduce expenses for the benefit of shareholders. You are being asked to approve the reorganization of your fund.

Q. HOW WILL THE REORGANIZATION AFFECT MY ACCOUNT?

A. If shareholders approve a Reorganization, your fund shares will be exchanged on a tax-free basis, for an equal aggregate dollar value of shares of the Technology Fund. This means that you may end up with a different number of shares compared to what you originally held, but the total dollar value of your shares will be the same. You will receive the same class of the Technology Fund as you held in your fund immediately prior to the Reorganization.

Q. WHAT IS THE PRIMARY REASON FOR THE REORGANIZATION OF THE GLOBAL TECHNOLOGY FUND?

A. Enterprise believes that by creating larger asset bases, the fund to be acquired can achieve greater economies of scales and have reduced expenses for shareholders.

Q. ARE THERE OTHER REASONS FOR THE PROPOSED FUND REORGANIZATIONS?

A. Yes. The Enterprise Board of Directors weighed a number of factors in reaching their decision regarding the consolidation of this fund, including:

   - the fact that following the Reorganization, you will remain invested in a mutual fund having the same investment objective

   - the fact that following the Reorganization, the Technology Fund, which is currently named the Internet Fund, will change its name to the Technology Fund, will invest primarily in companies engaged in technology and technology-related industries, including Internet and intranet-related industries, and will be limited to holding no more than 20% of its total assets in foreign securities

   - the relative past and current growth in assets, historical investment performance and perceived future prospects

   - the effect of the proposed transactions on the expense ratios of the funds

   - the costs of the reorganization, which will be paid for by the Adviser

   - the tax-free nature of the reorganization to the funds and the shareholders

   - other options to the reorganization, including a termination of the fund slated for reorganization with the distribution of the cash proceeds to the fund's shareholders

Q. DOES THE ENTERPRISE TECHNOLOGY FUND HAVE A COMPARABLE INVESTMENT STRATEGY AND OBJECTIVE AS THE ENTERPRISE GLOBAL TECHNOLOGY FUND?

A. The investment objective of each Fund is long-term capital appreciation. However, the Global Technology Fund may invest more than 50% of its assets in foreign securities, while the Technology Fund may not invest more than 20% in foreign securities.

   Both funds are subadvised by Fred Alger Management, Inc.

Q. HAS THE BOARD APPROVED THE PROPOSAL?

A. Yes. The Board has approved the proposal and recommends that you vote to approve them.

Q. HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share you own of the Global Technology Fund on the record date. The record date is May 16, 2002.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Enterprise at 1-800-432-4320 and request the Operations Department.

   You may also vote via the Internet. To do so, have your proxy card available and go to the Web site on the proxy card. Enter your control number from your proxy card and follow the instructions found on the Web site.

   Finally, you can vote by telephone. Have your proxy card available. Call the toll free number on the proxy card. Enter your control number from your proxy card and follow the simple instructions given.

Q. HOW DO I SIGN THE PROXY CARD?

A. Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

   Joint Accounts: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

   All Other Accounts:  The person signing must indicate his or her capacity.

   For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

The attached prospectus and proxy statement contains more detailed information about the proposals. Please read it carefully.

                                        2